UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SUNSHINE HEART INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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12988 Valley View Road

Eden Prairie, MN 55344

(952) 345-4200

April 15, 2013

Dear Stockholders:

You are cordially invited to join us for our 2013 annual meeting of stockholders, which will be held on Thursday, May 23, 2013, at 3:30 p.m. U.S. Central Daylight Time (Friday, May 24, 2013 at 6:30 a.m. Australian Eastern Standard Time), at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota.  The notice of annual meeting of stockholders and the proxy statement that follow describe the business to be conducted at the annual meeting.

All stockholders are cordially invited to attend the annual meeting in person.  Whether or not you expect to attend the meeting, you are urged to submit your proxy or CHESS Depositary Interest (“CDI”) voting instruction form as soon as possible so that your shares can be voted at the meeting in accordance with your instructions.  Telephone and Internet voting are available as described in the enclosed materials.  For specific instructions on voting, please refer to the instructions on the proxy card or CDI voting instruction form.

Whether or not you plan to attend the annual meeting, your vote is very important and we encourage you to vote promptly.  You may vote your shares (or direct CHESS Depositary Nominees Pty Ltd to vote if you hold your shares in the form of CDIs) by following the instructions on the enclosed proxy card or CDI voting instruction form, as applicable.  If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

We look forward to seeing you at the annual meeting.

Sincerely,

David A. Rosa
Chief Executive Officer

12988 Valley View Road

Eden Prairie, MN 55344

(952) 345-4200

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, May 23, 2013, at 3:30 p.m. U.S. Central Daylight Time (Friday, May 24, 2013 at 6:30 a.m. Australian Eastern Standard Time)

Place:	The Marquette Hotel
710 Marquette Avenue
Minneapolis, Minnesota

Items of Business:	1.	To elect two directors, each for a three-year term.
	2.	To approve the 2013 Non-Employee Directors’ Equity Incentive Plan.
	3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunshine Heart, Inc. for the fiscal year ending December 31, 2013.
	4.	To conduct any other business that may properly be considered at the meeting or any adjournment or postponement of the meeting.

Record Date:	You may vote at the meeting if you were a stockholder of record on April 12, 2013 at 4:30 p.m. U.S. Central Daylight Time.

Voting by Proxy:

Whether or not you plan to attend the annual meeting, you are entitled to vote only if you were a stockholder of Sunshine Heart on April 12, 2013 at 4:30 p.m. U.S. Central Daylight Time. This means that owners of common stock as of that date are entitled to vote at the annual meeting and any adjournments or postponements of the meeting. Record holders of CHESS Depositary Interests (“CDIs”) as of the close of business on the record date are also entitled to receive notice of and to attend the meeting and any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, (“CDN”), to vote the shares underlying their CDIs by following the instructions on the enclosed CDI voting instruction form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote at the meeting on behalf of the CDI holders in accordance with their written instructions.

Our proxy statement and 2012 annual report are available at www.sunshineheart.com/investors.

By Order of the Board of Directors,

David A. Rosa
Chief Executive Officer

April 15, 2013

PROXY STATEMENT

i

PROXY STATEMENT
2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2013

The board of directors of Sunshine Heart, Inc. is soliciting proxies for use at the annual meeting of stockholders to be held Thursday, May 23, 2013, at 3:30 p.m. U.S. Central Daylight Time (Friday, May 24, 2013 at 6:30 a.m. Australian Eastern Standard Time), at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota and at any adjournment or postponement of the meeting.  We expect to mail this proxy statement to our stockholders on or about April 19, 2013.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of annual meeting of stockholders.  After the meeting, management will report on matters of current interest to our stockholders and respond to questions from our stockholders.  The matters outlined in the notice include:

•                  the election of two directors (“Proposal 1”);

•                  the approval of the 2013 Non-Employee Directors’ Equity Incentive Plan (“Proposal 2”); and

•                  the ratification of the selection of our independent registered public accounting firm for 2013 (“Proposal 3”).

Who is entitled to vote at the meeting?

Only those stockholders of record on April 12, 2013 at 4:30 p.m. U.S. Central Daylight Time (the “record date”) will be entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof.  CHESS Depositary Interest (“CDI”) holders as of the record date are entitled to receive notice of and attend the meeting and may instruct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.linkmarketservices.com.au.

As of April 3, 2013, we had 9,509,867 shares of common stock outstanding, all of which are entitled to vote with respect to the proposals to be acted upon at the meeting.

Each of the following will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the meeting: votes for and against, instructions to withhold authority to vote for a director nominee, and abstentions.

What are my voting rights?

Holders of our common stock are entitled to one vote per share.  Therefore, as of April 3, 2013, a total of 9,509,867 votes are entitled to be cast at the meeting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to a majority of the voting power of the outstanding shares of common stock entitled to vote generally in the election of directors as of the record date must be present at the annual meeting in order to hold the meeting and conduct business.  This is called a quorum.  Your shares will be counted as present at the meeting if:

•                  you are a stockholder of record and you are present and vote in person at the meeting;

•                  you have properly and timely submitted your proxy as described below under “How do I vote my shares of Sunshine Heart common stock?”; or

•                  you have properly and timely submitted your CDI voting instruction form as described below under “How do I vote if I hold CDIs?”

What is a proxy?

A proxy is your designation of another person to vote stock you own.  That other person is called a proxy.  If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.  When you designate a proxy, you also may direct the proxy how to vote your shares.  We refer to this as your “proxy vote.” Two executive officers have been designated as proxies for our 2013 annual meeting of stockholders.  These executive officers are David A. Rosa and Jeffrey S. Mathiesen.

What is the difference between a stockholder of record and a “street name” holder?

If you own shares registered directly in your name with our U.S. transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares.  As a stockholder of record, you have the right to grant your voting proxy directly to the company or to vote in person at the annual meeting.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee, as the case may be, is considered to be the stockholder of record with respect to those shares, while you are considered to be the beneficial owner of those shares.  In that case, your shares are said to be held in “street name” and the notice of annual meeting was forwarded to you by that organization.  Street name holders generally cannot vote their shares directly and must instead instruct their brokers, banks, trusts or other nominees how to vote their shares using the method described below under “How do I vote my shares of Sunshine Heart common stock?” Since a street name holder is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank, trust or other nominee that holds your shares giving you the right to vote the shares at the meeting.

CDN is the stockholder of record for all shares beneficially owned by holders of CDIs at the record date.  Holders of CDIs as of the record date are entitled to receive notice of and to attend the annual meeting and may direct CDN to vote at the annual meeting by using the method described below under “How do I vote if I hold CDIs?”

How do I vote my shares of Sunshine Heart common stock?

If you are a stockholder of record, you can submit a proxy to be voted at the meeting in any of the following ways:

•                  over the telephone by calling a toll-free number;

•                  over the Internet; or

•                  signing, dating and mailing the proxy card in the envelope provided.

To vote by telephone or the Internet, you will need to use a control number provided to you in the materials with this proxy statement and follow the additional steps when prompted.  The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee, which is similar to the voting procedures for stockholders of record.  You will receive a voting instruction form (not a proxy card) to use in directing the broker, bank, trust or other nominee how to vote your shares.

How do I vote if I hold CDIs?

On February 5, 2013, we received conditional approval from the Australian Securities Exchange (“ASX”) to delist from the official list of the ASX (the “Delisting”). The Delisting is expected to occur at the close of trading on May 6, 2013.  Shares of our common stock will continue to be listed on NASDAQ following the Delisting and trading on NASDAQ will continue during the Delisting process.

CDI holders have a number of options available to them in respect of the Delisting, including selling the shares of our common stock underlying their CDIs on NASDAQ by way of a voluntary share facility (the “Voluntary Share Sale Facility”) following the Delisting.  These options are discussed below under “Options for CDI Holders.”  If you hold CDIs, we encourage you to read this section in its entirety, as the option you choose may affect your rights with respect to the annual meeting.

Timeline for Delisting from ASX

The following table sets out the indicative timeframe for the Delisting process.  If you hold CDIs, we will notify you of any changes to these dates and/or procedures and processes and will promptly announce any such change.  All references to time are to Sydney Australia time.

•                  April 29, 2013 (the “Suspension Date”): effective date of suspension in trading of CDIs on ASX

•                  May 6, 2013 (the “Delisting Date”): effective date of removal of Sunshine Heart from the official list of ASX

•                  On or after May 8, 2013: notice to CDI holders of revocation of trust by CDN

•                  May 10, 2013: opening date of the Voluntary Share Sale Facility

•                  August 12, 2013: closing date of the Voluntary Share Sale Facility

•                  August 13, 2013: opening date of the Compulsory Share Sale Facility

•                  November 13, 2013: closing date of the Compulsory Share Sale Facility

After the Delisting Date, ASX Settlement Pty Ltd will revoke approval of the CDIs and close the CHESS sub-register.  If you still hold CDIs on the Delisting Date, you will no longer hold CDIs after the Delisting Date.  However, you will continue to have a beneficial interest in the shares of our common stock which were previously underlying your CDIs.

The trust under which CDN holds the shares of common stock underlying your CDIs may be revoked prior to the date of the annual meeting.  In this situation, Sunshine Heart will continue to honor any votes made by CDI holders as of the record date in accordance with the enclosed CDI voting instruction form or by voting online at www.linkmarkets.com.au.

If you do not proceed with one of the options described below, CDN will exercise its power of sale under the ASX Settlement Operating Rules and will sell all of your shares of common stock on NASDAQ through an Australian broker to be appointed by Sunshine Heart (the “Broker”).  Our registry, Link Market Services Limited (“Link”), will remit the net sale proceeds to you.

Options for CDI Holders

CDI holders have the following options in respect of the Delisting from ASX:

•                  Sell your CDIs on ASX on or before the Suspension Date.  You can sell your CDIs on ASX at any time prior to the close of trading on the Suspension Date.  This can be done by contacting your ASX participant (stockbroker) or financial advisor.  After the Suspension Date, you will not be able to sell your CDIs on ASX.

If you choose this option, but do not sell your CDIs on ASX until after the close of business on the record date, you are entitled to receive notice of and to attend the meeting and any adjournment or postponement of the meeting, and you may instruct CDN to vote the shares underlying your CDIs by following the instructions on the enclosed CDI voting instruction form or by voting online at www.linkmarketservices.com.au.

•                  Convert your CDIs into shares of our common stock by August 12, 2013.  At any time before August 12, 2013, you have a right to convert your CDIs into shares of our common stock, with one share of our common stock represented by 200 CDIs.  This can be done by contacting Link and requesting that the legal title to the underlying shares of common stock be transferred to you and held on Sunshine Heart’s U.S. register.  If you choose this option on or before the Delisting Date, the number of CDIs to be converted into shares of our common stock must be divisible by 200.  If you choose this option after the Delisting Date, the legal title to all of your CDIs will be transferred to you; if the total number of CDIs you hold is not divisible by 200, we will procure that any fractional entitlement will be collated in batches and transferred to the Broker (or an affiliate of the Broker) for the purpose of sale on NASDAQ at the market price of shares of common stock from time to time.

Upon conversion of your CDIs into shares of our common stock, you become a registered stockholder of Sunshine Heart with respect to those shares.  This means that if the conversion of your CDIs into shares of our common stock is effective prior to the close of business on the record date, you will be deemed a record holder of our common stock as of the close of business on the record date.  As such, you are entitled to receive notice of and to attend the meeting and any adjournment or postponement of the meeting.  For more information on how to vote your shares of common stock, see “How do I vote my shares of Sunshine Heart common stock?” above.  If the conversion of your CDIs into shares of our common stock is effective after the close of business on the record date, you will be deemed a record holder of CDIs as of the close of business on the record date.  As such, you are entitled to receive notice of and to attend the meeting and any adjournment or postponement of the meeting, and you may instruct CDN to vote the shares underlying your CDIs by following the instructions on the enclosed CDI voting instruction form or by voting online at www.linkmarketservices.com.au.

•                  Participate in the Voluntary Share Sale Facility.  If you do not proceed with either of the options described above, you will be able to sell the shares of our common stock underlying your CDIs on NASDAQ through the Broker under the Voluntary Share Sale Facility.  Under the Voluntary Share Sale Facility, Sunshine Heart will procure the transfer of shares of our common stock to the Broker (or an affiliate of the Broker) for the purpose of enabling the sale of your shares on NASDAQ.

The Voluntary Share Sale Facility is currently expected to open May 10, 2013 and close August 12, 2013.  If you choose to participate in the Voluntary Share Sale Facility, you will be deemed a record holder of CDIs as of the close of business on the record date.  As such, you are entitled to receive notice of and to attend the meeting and any adjournment or postponement of the meeting, and you may instruct CDN to vote the shares underlying your CDIs by following the instructions on the enclosed CDI voting instruction form or by voting online at www.linkmarketservices.com.au.

•                  Use your own broker to hold and/or sell on NASDAQ by August 12, 2013.  You may choose to contact a broker in Australia or in the United States regarding the shares of our common stock underlying your CDIs.  Australian brokers may have relationships with financial institutions in the United States to facilitate trading on NASDAQ.  If you choose this option, you will need to convert your CDIs into shares of common stock, independently establish an account with the broker and provide the broker with evidence of your holding, along with any other documents and forms requested by the broker. If you choose this option and have not transferred the shares underlying your CDIs to yourself by August 12, 2013, this choice will not remain open to you and the shares underlying your CDIs will be sold under the Compulsory Share Sale Facility described below.

If the conversion of your CDIs into shares of our common stock is effective prior to the close of business on the record date and you have not transferred those shares prior to close of business on the record date, you will be deemed a record holder of our common stock as of the close of business on the record date.  As such, you are entitled to receive notice of and to attend the meeting and any adjournment or postponement of the meeting.  For more information on how to vote your shares of common stock, see “How do I vote my shares of Sunshine Heart common stock?” above.

If the conversion of your CDIs into shares of our common stock is not effective prior to the close of business on the record date, you will be deemed a record holder of CDIs as of the close of business on the record date.  As such, you are entitled to receive notice of and to attend the meeting and any adjournment or postponement of the meeting, and you may instruct CDN to vote the shares underlying your CDIs by following the instructions on the enclosed CDI voting instruction form or by voting online at www.linkmarketservices.com.au.

•                  Do nothing and participate in the Compulsory Share Sale Facility.  If you do not proceed with any of the options described above before their applicable deadlines, CDN will exercise its power of sale and sell all of your underlying shares of our common stock on NASDAQ through the Broker (the “Compulsory Share Sale Facility”).

The Compulsory Share Sale Facility is currently expected to open August 13, 2013 and close November 13, 2013.  If you participate in the Compulsory Share Sale Facility, you will be deemed a record holder of CDIs as of the close of business on the record date.  As such, you are entitled to receive notice of and to attend the meeting and any adjournment or postponement of the meeting, and you may instruct CDN to vote the shares underlying your CDIs by following the instructions on the enclosed CDI voting instruction form or by voting online at www.linkmarketservices.com.au.

For more information regarding the options described above, including the Voluntary Share Sale Facility and the Compulsory Share Sale Facility, please see Exhibit 99.2 to our Current Report on Form 8-K filed with the SEC on February 6, 2013.

What does it mean if I receive more than one printed set of proxy materials?

If you receive more than one printed set of proxy materials, it means that you hold shares or CDIs registered in more than one account.  To ensure that all of your shares are voted, please submit proxies or voting instructions for all of your shares.

How can I attend the meeting?

All of our stockholders are invited to attend the annual meeting in person.  You may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the meeting.  If you hold your shares in street name, you also may be asked to present proof of ownership to be admitted to the meeting.  A brokerage or holding statement or letter from your broker, bank, trust or other nominee are examples of proof of ownership.

Can I vote my shares in person at the meeting?

If you are a stockholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting.  Even if you currently plan to attend the meeting, we recommend that you submit your proxy as described above so your vote will be counted if you later decide not to attend the meeting.  If you submit your vote by proxy and later decide to vote in person at the annual meeting, the vote you submit at the meeting will override your proxy vote.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain and bring to the meeting a signed letter or other form of proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

Please refer to “How do I vote if I hold CDIs?” if you are a CDI holder.

How does the board of directors recommend that I vote?

The board of directors recommends a vote:

•                  FOR all of the nominees for director;

•                  FOR the approval of the 2013 Non-Employee Directors’ Equity Incentive Plan (the “2013 Plan”); and

•                  FOR the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunshine Heart for the year ending December 31, 2013.

What if I do not specify how I want my shares voted?

If you are a stockholder of record and properly submit your proxy but do not specify how you want to vote your shares on a particular matter, we will vote your shares as follows:

•                  FOR all of the nominees for director;

•                  FOR the approval of the 2013 Plan; and

•                  FOR the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunshine Heart for the year ending December 31, 2013.

Your vote is important.  We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the annual meeting.

If a stockholder or CDI holder submits a proxy or voting instruction form, as applicable, but abstains from voting on any matter other than the election of directors, the abstention will be counted for purposes of determining whether a quorum is present at the annual meeting for the transaction of business as well as shares entitled to vote on that particular matter.  Accordingly, a stockholder abstention on any matter will have the same effect as a vote against that matter.

If you are a street name holder of common stock and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares will be considered “uninstructed.” New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote “uninstructed” shares held by them on behalf of their clients who are street name holders.  Other than “routine” matters, such as the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013, the rules do not permit member brokers to exercise voting discretion as to the uninstructed shares on any matter included in the notice of meeting.

With respect to the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013, the rules permit member brokers to exercise voting discretion as to the uninstructed shares.  However, on non-routine matters such as the election of directors and the approval of the 2013 Plan, the broker must receive voting instructions from the beneficial owner, as it does not have discretionary voting power for these particular items.  For matters with respect to which the broker, bank or other nominee does not have voting discretion or has, but does not exercise, voting discretion, the uninstructed shares will be referred to as a “broker non-vote.”

If you are a CDI holder as of the record date, and you do not instruct CDN on how you want to vote your shares on the proposals, CDN will not vote on your behalf.

For more information regarding the effect of broker non-votes on the outcome of the vote, see below under “What is the voting requirement to approve each of the proposals included in the notice of meeting?”

What is the voting requirement to approve each of the proposals included in the notice of meeting?

Proposal 1—Election of Directors

You may either vote “FOR” or “WITHHOLD” authority to vote for each director nominee.  You may NOT vote “AGAINST” any director nominee.  This is because we are subject to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) which prohibit the casting of votes “against” the election of directors.  In the election of directors, directors are elected by a plurality of the votes, which means that the director nominees receiving the highest number of “FOR” votes will be elected.  If you withhold authority to vote for one or more of the director nominees, this will have no direct effect on the outcome of the election of directors.  If you do not submit your proxy or voting instructions to your broker, a “broker non-vote” occurs and your shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal.  If you are a CDI holder as of the record date and do not instruct CDN how to vote your shares, your shares will not be counted for the purpose of establishing a quorum and will have no effect on this proposal.

Proposal 2—Approval of the 2013 Non-Employee Directors’ Equity Incentive Plan

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve the 2013 Plan.  The proposal to approve the 2013 Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this proposal.  Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal.  If you do not submit your proxy or voting instructions to your broker, a “broker non-vote” occurs and your shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal.  The same result will occur if you are a CDI holder as of the record date and do not instruct CDN how to vote your shares.

Proposal 3—Ratification of Appointment of Ernst & Young LLP

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013.  The proposal to ratify the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this proposal.  If you properly submit your proxy or voting instruction form, but abstain from voting on this proposal, including brokers of record holding their customers’ shares who cause abstentions to be recorded, your shares will be counted as present at the meeting for purposes of determining a quorum and calculating the vote on this proposal.  Abstentions therefore will have the effect of a vote “AGAINST” this proposal.

If you are a street name holder and do not submit your voting instructions to your broker or record holder, as applicable, New York Stock Exchange rules permit a broker to exercise voting discretion as to the uninstructed shares.  If the broker or record holder does not exercise its voting discretion, a “broker non-vote” occurs and your shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal.  The same result will occur if you are a CDI holder as of the record date and do not instruct CDN how to vote your shares.

Can I change my vote after submitting my proxy?

Yes; if you are a stockholder of record, you may change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:

•                  by submitting a later-dated proxy by telephone or the Internet before 6:29 a.m. U.S. Central Daylight Time on May 23, 2013 (or 9:29 p.m. Australian Eastern Standard Time on May 23, 2013);

•                  by submitting a later-dated proxy to the Chief Financial Officer of Sunshine Heart, which must be received by us before the time of the annual meeting;

•                  by sending a written notice of revocation to the Chief Financial Officer of Sunshine Heart, which must be received by us before the time of the annual meeting; or

•                  by voting in person at the meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI voting instruction form, you may revoke those instructions by delivering to Link Market Services Limited, no later than 3:30 p.m. U.S. Central Daylight Time on May 21, 2013 (6:30 a.m. Australian Eastern Standard Time on May 22, 2013), a written notice of revocation bearing a later date than the CDI voting instruction form previously sent by you.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders and CDI holders.  We are soliciting proxies by mail.  In addition, our directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication.  Our directors, officers and regular employees will receive no compensation in addition to their regular compensation, for their services.

PROPOSAL 1—ELECTION OF DIRECTORS

The number of directors currently serving on our board of directors is eight.  Our certificate of incorporation provides that the board shall be divided into three classes, each class being as equal in number as reasonably possible.  Vacancies may be filled by a majority vote of the directors then in office, though less than a quorum.  Directors elected at an annual meeting of stockholders to succeed directors whose terms expire are elected for three-year terms.

The board of directors currently consists of eight directors, divided into the three following classes:

•                  Class III directors: John L. Erb, Donal P. O’Dwyer and Gregory D. Waller; whose current terms will expire at the 2013 annual meeting of stockholders;

•                  Class I directors: Paul R. Buckman and Warren S. Watson; whose current terms will expire at the 2014 annual meeting of stockholders; and

•                  Class II directors: Geoffrey E. Brooke, David A. Rosa and Jon W. Salveson; whose current terms will expire at the 2015 annual meeting of stockholders.

On March 31, 2013, Mr. O’Dwyer notified the board of his decision to retire from service on the board following expiration of his current term.  Upon the recommendation of our governance and nominating committee, the board accepted Mr. O’Dwyer’s decision to retire and decreased the number of directors from eight to seven, effective as of the annual meeting, pursuant to the board’s powers under our certificate of incorporation and bylaws.  At the annual meeting, two persons will be nominated for election as Class III directors.

Also upon the recommendation of our governance and nominating committee, which acts as the nominating committee of the board of directors, the board nominated John L. Erb and Gregory D. Waller for three-year terms expiring in the year 2016.  Each of the nominees has agreed to serve as a director if elected.  The two nominees receiving a plurality of the votes cast at the annual meeting in person or by proxy will be elected.  Proxies may not be voted for more than two directors.  If, for any reason, any director nominee becomes unable to serve before the

2013 annual meeting occurs, the persons named as proxies may vote your shares for a substitute nominee selected by our board of directors.

OUR BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE ELECTION OF THE TWO DIRECTOR NOMINEES.

Set forth below is biographical information for the nominees, each person whose term as a director will continue after the 2013 annual meeting and each person serving as an officer of our company.  Also included is certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the board of directors to conclude that they should serve as directors.

Name (1)	Age	Position
Kevin P. Bassett	45	Senior Vice President, Technology & Operations
Geoffrey E. Brooke	57	Director
Paul R. Buckman	57	Director
John L. Erb	64	Director; Chairman of the Board
Debra J. Kridner	61	Executive Vice President, Clinical Research & Regulatory Affairs
Jeffrey S. Mathiesen	52	Chief Financial Officer; Secretary
William S. Peters (2)	47	Chief Technical Officer & Medical Director
David A. Rosa	49	Director; Chief Executive Officer; President
Jon W. Salveson (3)	48	Director
Gregory D. Waller	63	Director
Warren S. Watson (4)	61	Director
James C. Yearick	50	Vice President, Marketing & Sales

(1)         Mr. O’Dwyer is not included in the table above because his term as a director will expire at the annual meeting as further set forth above.

(2)         Dr. Peters resigned from the board of directors effective January 29, 2013.

(3)         Mr. Salveson became a director on March 13, 2013.

(4)         Mr. Watson became a director on January 29, 2013.

The principal occupation and business experience of each of our officers, directors and director nominees is as follows:

Executive Officers

Kevin P. Bassett:  Mr. Basset is our Senior Vice President of Technology and Operations, a position he has held since January 2012.  From October 2010 until December 2011, Mr. Bassett served as our Vice President of Research, Development and Quality Assurance.  Prior to joining to Sunshine Heart, Mr. Bassett served in various leadership roles at Acorn Cardiovascular Inc., a medical device company that develops treatments for patients with heart failure, his most recent position being that of Senior Vice President from 2006 to 2010.

Debra J. Kridner:  Ms. Kridner is our Executive Vice President of Clinical Research and Regulatory Affairs, a position she has held since October 2012.  Prior to that time, Ms. Kridner was our Vice President of Clinical Research and Regulatory Affairs, from November 2009, on a consultant basis, and from March 2010, as an employee of Sunshine Heart. From 2008 to 2009, Ms. Kridner worked as a consultant for her company Kridner Consulting LLC, which performed consulting services for medical device companies. From 2004 to 2008, Ms. Kridner served as the Vice President of Clinical Research, Quality and Regulatory Affairs for St. Jude Medical Inc.’s Cardiac Surgery and Interventional Cardiology for the Cardiovascular Division.

Jeffrey S. Mathiesen:  Mr. Mathiesen has served as our Chief Financial Officer since March 2011 and as our Secretary since July 2011.  From December 2005 through April 2010, Mr. Mathiesen served as Vice President and Chief Financial Officer for Zareba Systems, Inc., a manufacturer and marketer of medical products, perimeter fencing and security systems.  Zareba was a publicly traded company that was purchased by Woodstream Corporation in April 2010.  Previous positions held by Mr. Mathiesen include Vice President and Chief Financial Officer positions with publicly traded companies dating back to 1993.

William S. Peters:  Dr. Peters has served as our Chief Technical Officer and Medical Director since 2002.  In addition to his role within Sunshine Heart, Dr. Peters is an honorary clinical research fellow with the Green Lane Cardiothoracic Surgical Unit at Auckland City Hospital in New Zealand.

We are party to an agreement with WSP Trading Limited pursuant to which WSP Trading Limited performs technical and medical advisory services for us.  This agreement requires that Dr. Peters serve as our Chief Technical Officer and Medical Director.  We make payments to WSP rather than to Dr. Peters directly for Dr. Peters’ services to our company as Chief Technical Officer and Medical Director.  Dr. Peters is a director of WSP, and Dr. Peters owns all of the equity of WSP.

David A. Rosa:  Mr. Rosa is our Chief Executive Officer, a position he has held since November 2009.  From 2008 to November 2009, Mr. Rosa served as the Chief Executive Officer of Milksmart, Inc., a company that specializes in medical devices for animals.  From 2004 to 2008, Mr. Rosa served as Vice President of Global Marketing for cardiac surgery and cardiology for St. Jude Medical.

James C. Yearick:  Mr. Yearick has served as our Vice President of Marketing and Sales since September 2011.  From 2008 to September 2011, Mr. Yearick served as Vice President of Global Product Marketing for Medtronic, Inc.’s Cardiac Rhythm Management division.  Previously, from 2005 to 2008, Mr. Yearick served as Vice President—Asia for Medtronic’s Cardiac Rhythm Management division.

Board of Directors

Director Nominees

John L. Erb:   Mr. Erb has served on our board of directors since September 2012. He is currently Chief Executive Officer of Cardia Access, Inc., a medical device company involved in developing new devices for the treatment of heart disease, a position he has held since February 2007.  During 2007, Mr. Erb served as Executive Chairman of the Board of CHF Solutions, Inc., a medical device company involved in the development, manufacturing and distribution of devices to treat congestive heart failure.  From 2001 through 2006, Mr. Erb was Chief Executive Officer of CHF Solutions, Inc.  Prior to that time, from 1997 through 2001, Mr. Erb was President and Chief Executive Officer of IntraTherapeutics, Inc., a medical device company involved in the development, manufacturing and distribution of peripheral vascular stents.  Previously, Mr. Erb was Vice President of Worldwide Operations for Schneider Worldwide, a division of Pfizer, Inc.  Mr. Erb served as a director of SenoRx, Inc., a publicly traded company, from December 2001 until July 2010, and also served as a director of CryoCath Technologies Inc., a publicly traded Canadian company, from October 2000 through December 2008.  Mr. Erb currently serves as a director of Cardia Access, as well as Osprey Medical, Inc., which is listed on the Australian Securities Exchange, and Vascular Solutions, Inc., a NASDAQ listed company, for which he has served on the board since 2002.

Mr. Erb previously served as a director of VivoMetrics, Inc., a privately held company.  VivoMetrics filed a petition under Chapter 11 of the U.S. Bankruptcy Code in 2010 and was dissolved in October 2012.  Except as described in the preceding sentence, no other event has occurred during the past 10 years requiring disclosure pursuant to Item 401(f) of Regulation S-K.

With over 30 years of experience in the medical device industry, including 14 years of experience serving as chief executive officer of medical device companies, Mr. Erb brings to our board valuable business, management and leadership experience, as well as a deep understanding of the challenges presented in growing a medical device company.  In addition, his role on the boards of Vascular Solutions, SenoRx and CryoCath Technologies has

provided him with other public company board experience.  Having managed significant operations of a multi-national medical device company, Mr. Erb also brings to the board valuable private company operational experience.

Gregory D. Waller:  Mr. Waller has served on our board of directors since August 2011.  Mr. Waller also serves on the board of Endologix Corporation, a publicly traded company, as Audit Committee Chairman, and is currently the Chief Financial Officer of Ulthera Corporation, a privately held company that sells an ultrasound device used for non-invasive brow lifts.  From March 2006 until April 2011, Mr. Waller was Chief Financial Officer of Universal Building Products, Inc., a manufacturer of concrete construction accessories.  Mr. Waller served as Vice President of Finance, Chief Financial Officer, and Treasurer of Sybron Dental Specialties, Inc., a manufacturer and marketer of consumable dental products, from August 1993 until his retirement in May 2005, and was formerly the Vice President and Treasurer of Kerr, Ormco Corporation, and Metrex.  Mr. Waller joined Ormco Corporation in December 1980 as Vice President and Controller and served as Vice President of Kerr European Operations from July 1989 to August 1993.  Mr. Waller has an M.B.A. with a concentration in Accounting from California State University, Fullerton.  He also served on the board of directors and audit committee of Cardiogenesis Corporation, a publicly traded company, until its acquisition by Cryolife, Inc. in 2011.  Mr. Waller also served on the boards of directors of Alsius Corporation, a publicly traded company, from June 2007 to September 2009, until its acquisition by Zoll Medical Corporation; Biolase Technology, Inc., a publicly traded company, from October 2009 to August 2010; Clarient, Inc., a publicly traded company which was acquired by General Electric Company on December 22, 2010; and SenoRx, a publicly traded company which was acquired by C.R. Bard, Inc. on July 6, 2010.

Mr. Waller’s qualifications to serve on our board of directors include his 37 years of financial and management experience, including his experiences as Chief Financial Officer for Universal Building Products and Sybron Dental Specialties, as well as his familiarity with public company board functions from his services on the boards of other public companies.

As described above, Mr. Waller was the Chief Financial Officer of Universal Building Products from 2006 to 2011.  Universal Building Products filed a voluntary petition for bankruptcy on August 4, 2010.  Except as described in the preceding sentence, no other event has occurred during the past 10 years requiring disclosure pursuant to Item 401(f) of Regulation S-K.

Directors Whose Terms Expire in 2013

Donal P. O’Dwyer:  Mr. O’Dwyer has served on our board of directors since July 2004.  On March 31, 2013, Mr. O’Dwyer notified the board of his decision to retire from service on the board following expiration of his current term.  Upon the recommendation of our governance and nominating committee, the board accepted Mr. O’Dwyer’s decision to retire and decreased the number of directors from eight to seven, effective as of the annual meeting, pursuant to the board’s powers under our certificate of incorporation and bylaws.

Mr. O’Dwyer retired as worldwide President of Cordis Cardiology, the cardiology division of the Johnson & Johnson subsidiary, in 2003.  Cordis is a developer and manufacturer of breakthrough stents, catheters and guidewires for interventional medicine, minimally invasive computer-based imaging, and electrophysiology.  Prior to joining Cordis, Mr. O’Dwyer served as President of the Cardiovascular Group, Europe of Baxter International Inc., a global health care company that uses its expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.  Mr. O’Dwyer currently serves on the board of Fisher & Paykel Healthcare Corporation Limited, a New Zealand based public company that manufactures, designs and markets products and systems for use in respiratory care, acute care, and the treatment of obstructive sleep apnoea.

Mr. O’Dwyer’s qualifications to serve on our board of directors included his extensive experience in the medical technology industry and general business experience due to his board service for other medical technology companies such as Angioblast Systems Inc. from November 2004 to January 2011, Atcor Medical Holdings Ltd since July 2004, Cochlear Limited since August 2005, and Mesoblast Ltd. since November 2004.

Directors Whose Terms Expire in 2014

Paul R. Buckman:  Mr. Buckman has served on our board of directors since February 2011.  Since February 2012, Mr. Buckman has served as the President and Chief Executive Officer of Sentreheart, Inc., a medical technology company focused on closure of various anatomic structures.  Mr. Buckman served as Chief Executive Officer and director of Pathway Medical Technologies, Inc., a medical device company focused on treatment of peripheral arterial disease from September 2008 to February 2012.  From December 2006 until September 2008, Mr. Buckman served as Chief Executive Officer of Devax, Inc., a developer and manufacturer of drug eluting stents, while also serving as Chairman of the Board of Directors for Pathway Medical Technologies.  From August 2004 to December 2006, Mr. Buckman served as President of the Cardiology Division of St. Jude Medical, a diversified medical products company.  Prior to joining St. Jude Medical, Mr. Buckman served as Chairman of the Board of Directors and Chief Executive Officer of ev3, LLC, a Minnesota-based medical device company focused on endovascular therapies that Mr. Buckman founded and developed into an $80 million business, from January 2001 to January 2004.  Mr. Buckman has worked in the medical device industry for over 30 years, including 10 years at Scimed Life Systems, Inc. and Boston Scientific Corporation, where he held several executive positions before becoming President of the Cardiology Division of Boston Scientific in January 2000.  In addition to Pathway Medical Technologies, Mr. Buckman also currently serves as a director for SentreHeart, Conventus Orthopaedics, Inc., and also as a Business Advisory Board member for Bio Star Ventures.  In the past, Mr. Buckman has served on the boards of Velocimed, Inc., where he was a co-founder, EndiCor, Inc., Microvena, Inc., and Micro Therapeutics, Inc.

Mr. Buckman’s qualifications to serve on our board of directors include his extensive experience in the management of medical device companies, including his collective 11 years of experience as a Chief Executive Officer for Pathway Medical Technologies and Devax.

Warren S. Watson:  Mr. Watson has served on our board of directors since January 2013.  Mr. Watson is an executive with over 35 years of experience in the field of medical devices.  Since 1982, Mr. Watson has served on the board of directors of Citizens Independent Bank of St. Louis Park, Minnesota, a community bank with four branches and $300 million in assets.  From 2010 until 2012, he served as the Executive Chairman of Cameron Health Inc., a medical technology company focused on subcutaneous implantable cardioverter and defibrillator devices.  From 2004 until 2009, Mr. Watson served as a director for CardioMems, Inc., a start-up company focused on pulmonary artery pressure monitoring for patients with heart failure.  From 2002 until 2009, Mr. Watson served as Vice President of Cardiac Rhythm Management Research and Development, an organization leading over 1,800 professionals worldwide; he also served as Chair of the Medtronic Corporate Research and Development Council during his tenure with the organization.  From 2002 until 2007, Mr. Watson served as the Vice President and General Manager of the San Jose-based CardioRhythm cardiac ablation business.

Mr. Watson’s qualifications to serve on our board of directors include his executive leadership in the field of medical devices, his 35 years of experience in the medical technology field, his successful development of multiple emerging therapies and his general business experience due to his board service for other medical technology companies such as Cardialen, Inc. since 2012 and Cardia Access since 2011.

Directors Whose Terms Expire in 2015

Geoffrey E. Brooke:  Dr. Brooke has served on our board of directors since September 2003.  Dr. Brooke is managing director of GBS Venture Partners, an Australian venture capital firm that seeks out investments in life sciences companies.  Dr. Brooke founded the venture capital firm in October 1996.

Dr. Brooke’s qualifications to serve on our board of directors include his experience in financial matters and fund raising as a fund manager and his experience with clinical medicine.

David A. Rosa:  Mr. Rosa has served on our board of directors since July 2010.  Mr. Rosa is our Chief Executive Officer, a position he has held since November 2009.  From 2008 to November 2009, Mr. Rosa served as the Chief Executive Officer of Milksmart, Inc., a company that specializes in medical devices for animals.  From 2004 to 2008, Mr. Rosa served as the Vice President of Global Marketing for cardiac surgery and cardiology for St. Jude Medical.

Mr. Rosa’s qualifications to serve on our board of directors include his experience in the medical device industry and his previous leadership experiences within medical device companies.

Mr. Rosa’s Executive Employment Agreement with the company provides that Mr. Rosa will continue to serve as a member of our board of directors for so long as he continues to serve as Chief Executive Officer of the company.  Upon termination of Mr. Rosa’s service as Chief Executive Officer of the company, Mr. Rosa must immediately resign as a member of the board.

Jon W. Salveson: Mr. Salveson has served on our board of directors since March 2013.  Mr. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group at Piper Jaffray Companies.  He also serves on the board of CryoLife, a leading medical device company focused on cardiac and vascular surgery.

Mr. Salveson joined Piper Jaffray in 1993 as an associate, was elected Managing Director in 1999, and was named the Group Head of Piper Jaffray’s International Healthcare Investment Banking Group in 2001.  Mr. Salveson was appointed Global Head of Investment Banking and a member of the Executive Committee of Piper Jaffray in 2004, and has served in his present position as Vice Chairman, Investment Banking since July 2010.  Mr. Salveson started his career as a market manager at Bio-Metrics Systems (now part of Surmodics, Inc.), an innovator in medical device surface modification, where he gained experience working in cardiology and interventional medicine.

Mr. Salveson’s qualifications to serve on our board of directors include his 20 years of experience in healthcare investment banking, advising clients on hundreds of merger and acquisition and financing transactions.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND
CORPORATE GOVERNANCE

The board of directors conducts its business through meetings of the board and the following standing committees: audit, compensation, and governance and nominating.  Each of the standing committees has adopted and operates under a written charter, all of which are available on our website at www.sunshineheart.com/corporate-governance.  Other corporate governance documents available on our website include our Corporate Governance Guidelines and Code of Business Conduct and Ethics.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics relating to the conduct of our business by our directors, officers and employees, which is posted on our website at www.sunshineheart.com/corporate-governance.

Director Independence

As required under the rules and regulations of the NASDAQ Stock Market (“NASDAQ”), a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board.  The board of directors consults with our counsel to ensure that the board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, the board of directors has affirmatively determined that all of our current directors, director nominees and others who served as directors during any part of the fiscal year ended December 31, 2012, are or were (as the case may be), independent directors within the meaning of the applicable NASDAQ listing standards, except for Mr. Rosa, our current Chief Executive Officer and President, and Dr. Peters, our current Chief Technical Officer and Medical Director.  Dr. Peters resigned from the board effective January 29, 2013.

As required under NASDAQ rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.  All of the committees of our board of directors are comprised entirely of directors determined by the board to be independent within the meaning of NASDAQ rules and regulations.

Board Leadership Structure

Mr. Erb, a non-employee independent director, has served as Chairman of the board since October 1, 2012, while Mr. Rosa serves as our Chief Executive Officer.  Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing our Chairman to lead the board in its fundamental role of providing advice to, and independent oversight of, management.  The board of directors recognizes the time, effort and energy that our Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman.  Our Corporate Governance Guidelines require our Chief Executive Officer and Chairman positions to be separate because the board of directors believes that having separate positions and having an independent director serve as Chairman is the appropriate leadership structure for us and demonstrates our commitment to good corporate governance.

Board Involvement in Risk Oversight

Our management is responsible for defining the various risks facing us, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis.  The board of director’s responsibility is to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks; the board is not responsible, however, for defining or managing our various risks.  The audit committee of the board of directors is primarily responsible for monitoring management’s responsibility in the area of risk oversight.  Accordingly, management regularly reported to the audit committee on risk management during 2012.  The audit committee, in turn, reports on the matters discussed at the committee level to the full board.  The audit committee and the full board focus on the material risks facing us, including operational, liquidity and legal and regulatory risks, to assess whether management has reasonable controls in place to address these risks.  In addition, the compensation committee is charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management.  The board of directors believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Board Committees

The board of directors has established an audit committee, a compensation committee and a governance and nominating committee.  Each of our committees has a charter and each charter is posted on our website at www.sunshineheart.com/corporate-governance.  The following sets forth the current membership of each of our committees.

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Geoffrey E. Brooke		X
Paul R. Buckman		Chairman	X
John L. Erb	X	X	X
Donal P. O’Dwyer	X
Gregory D. Waller	Chairman		Chairman

Audit Committee

Among other matters, our audit committee:

•                  evaluates the qualifications, performance and independence of our independent registered public accounting firm and reviews and approves both audit and nonaudit services to be provided by the independent registered public accounting firm;

•                  discusses with management and our independent registered public accounting firms any major issues as to the adequacy of our internal controls, any actions to be taken in light of significant or material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting;

•                  establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•                  administers our investment and cash management policies; and

•                  prepares the audit committee report required by SEC rules to be included in our annual proxy statement and annual report on Form 10-K.

Each of the members of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ.  Our board of directors has determined that Mr. Waller is our audit committee financial expert, as defined under the applicable rules of the SEC.  Each member of our audit committee satisfies NASDAQ independence standards and the independence standards of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Compensation Committee

Our compensation committee reviews and approves the following on an annual basis: the goals and objectives relevant to our Chief Executive Officer’s compensation, our Chief Executive Officer’s evaluation of the performance of each of our executive officers, and the annual compensation of each of our executive officers.

Compensation Consultant: At the direction of the compensation committee, management engaged Grant Thornton LLP (“Grant Thornton”) as its compensation consultant in fiscal year 2012 for both its executive officer and employee compensation programs. In connection with such engagements, the compensation committee determined to engage Grant Thornton and approved the terms of such engagement. The compensation committee worked with management to determine Grant Thornton’s responsibilities and directed its work product, although the compensation committee was responsible for the formal approval of the work plan.

Governance and Nominating Committee

Our governance and nominating committee identifies individuals qualified to become members of the board of directors, recommends individuals to the board for nomination as members of the board and board committees, and oversees the evaluation of our board of directors.

Meeting Attendance

Our directors are expected to attend meetings of the board of directors and of the committees on which they serve, as well as our annual meeting of stockholders.  Our board of directors held eight meetings during 2012.  The audit committee of the board met four times, the compensation committee of the board met five times and the governance and nominating committee (formerly the remuneration and nomination committee) of the board met two times during 2012.  Each of our directors attended at least 75% of the meetings of the board of directors and the committees on which he served during 2013.  We encourage all of our directors and directors nominees to attend our annual meeting of stockholders.  Due to the unique timing of our 2012 annual meeting amidst our public offering, one of our eight then-current directors attended our 2012 annual meeting of stockholders.

Procedures for Contacting the Board of Directors

Stockholders who wish to communicate with the board of directors may do so by writing to the board or a particular director in care of the Secretary of Sunshine Heart.  All communications will initially be received and processed by the Secretary of the company, who will then refer the communication to the appropriate board member

(either the director named in the communication, the chairperson of the board committee having authority over the matter raised in the communication, or the chairperson of the board in all other cases).  The director to whom a communication is referred will determine, in consultation with our counsel, whether a copy or summary of the communication will be provided to the other directors.  The board of directors will respond to communications if and as appropriate.

Procedures for Selecting and Nominating Director Candidates

Stockholders may directly nominate a person for election to our board of directors by complying with the procedures set forth in Article III, Section 5(b) of our bylaws, and with the rules and regulations of the SEC.  Under our bylaws, only persons nominated in accordance with the procedures set forth in the bylaws will be eligible to serve as directors.  In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered.  In accordance with our bylaws, director nominations generally must be made pursuant to notice delivered to, or mailed and received at, our principal executive offices at the address above, not later than the 90th day, but not earlier than the 120th day, prior to the first anniversary of the prior year’s annual meeting of stockholders.  Your notice must set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

Your notice also must set forth the following information for you and any beneficial owner on whose behalf you make a nomination: (i) the name and address of the stockholder, as they appear on our books; (ii) the class and number of shares of our capital stock which are owned beneficially and of record, as well as a description of all securities or contracts, with a value derived in whole or in part from the value of any shares of our capital stock, held by you and such beneficial owner or to which either is a party; (iii) a description of all arrangements or understandings between you and any such beneficial owner and any other person or persons (including their names) regarding the nomination; (iv) a representation that you intend to appear in person or by proxy at the meeting to nominate the persons named in your notice; (v) a representation as to whether you intend to deliver a proxy statement and form of proxy to our stockholders to elect the nominee; (vi) the name and address of any other stockholder supporting the proposal as of the date of your notice; (vii) a description of all derivative transactions in which you engaged in the previous 12-month period; and (viii) a description of any other information relating to you and any such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies pursuant to Regulation 14A under the Exchange Act.

As required by our Corporate Governance Guidelines, when evaluating the appropriate characteristics of candidates for service as a director, the governance and nominating committee takes into account many factors.  The board of directors selects and recommends to stockholders qualified individuals who, if added to the board, would provide the mix of director characteristics and diverse experiences, perspectives and skills appropriate for us.  Board candidates are considered based on various criteria, including breadth and depth of relevant business and board skills and experiences, judgment and integrity, reputation in their professions, diversity of background, education, leadership ability, concern for the interests of stockholders and relevant regulatory guidelines.  We do not have a formal policy with respect to diversity.  Our board of directors recommends individuals for election as directors in the context of an assessment of the perceived needs of the board of directors at the particular point in time.  Directors must be willing and able to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serving on the board for an extended period of time.

The governance and nominating committee will consider director candidates recommended by stockholders in the same manner that it considers all director candidates.  Stockholders who wish to suggest qualified candidates should write to Sunshine Heart, Inc., 12988 Valley View Road, Eden Prairie, Minnesota 55344, Attention: Chief Financial Officer, stating in detail the characteristics that make the candidate a suitable person to serve on our board of directors in light of our Corporate Governance Guidelines.

Director Compensation

The following table sets forth certain information regarding compensation of each person who served as one of our non-employee directors during the fiscal year ended December 31, 2012.  During the fiscal year ended December 31, 2012, we did not provide any separate compensation to our directors who were also employees.

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($) (2)		Total ($)
Geoffrey E. Brooke (3)	51,776	—		51,776
Paul R. Buckman	51,776	—		51,776
Nicholas B. Callinan (4)	90,576	—		90,576
John L. Erb (5)	28,494	—	(6)	28,494
Mark Harvey (7)	51,776	—		51,776
Donal P. O’Dwyer	51,776	—		51,776
Gregory D. Waller	51,776	—		51,776

(1)

Mr. Salveson and Mr. Watson are not included in the table above because they did not serve as non-employee directors at any time during the fiscal year ended December 31, 2012. Mr. Salveson became a director on March 13, 2013, and Mr. Watson became a director on January 29, 2013.

Dr. Peters is not included in the table above because he served as Chief Technical Officer and Medical Director while he served on the board during the fiscal year ended December 31, 2012. As stated above, the company did not provide any separate compensation to its directors who were also employees during the fiscal year ended December 31, 2012. Dr. Peters resigned from the board effective January 29, 2013.

(2)

Represents the grant date fair value of the awards granted during the period computed in accordance with FASB ASC Topic 718. For a discussion of the relevant assumptions used to determine the valuation of our option awards for accounting purposes please refer to Note 3 to the Notes to Consolidated Financial Statements filed with our Annual Report on Form 10-K.

(3)	Dr. Brooke is required to transfer the compensation he receives for service as a director to venture capital funds affiliated with GBS Venture Partners.

(4)	Mr. Callinan resigned as Chairman of the board effective September 30, 2012 and resigned from the board of directors effective December 31, 2012.

(5)	Mr. Erb became a director September 12, 2012 and was elected Chairman of the board effective October 1, 2012.

(6)

On September 12, 2012, in connection with Mr. Erb’s election to the board of directors, the board authorized the grant to Mr. Erb of non-plan stock options for 54,000 shares of common stock at an exercise price of $8.27 per share, subject to stockholder approval. The company and Mr. Erb have agreed to cancel Mr. Erb’s right to receive this option.  The company intends to grant Mr. Erb new options under the 2013 Non-Employee Directors’ Equity Incentive Plan, subject to stockholder approval of the 2013 Plan, on the same terms and conditions as the non-plan options previously cancelled.  The new options will be underwater.

(7)

Dr. Harvey was required to transfer the compensation he received for service as a director to venture capital funds affiliated with CM Capital. Dr. Harvey resigned from the board of directors effective November 12, 2012.

All amounts for cash payments in the table above were converted from Australian Dollars (“A$”) to U.S. Dollars using the conversion rate in effect on the date of invoices submitted by the directors.

Pursuant to our director compensation policy approved by our stockholders in 2011, our non-employee directors were collectively entitled to receive a maximum of A$500,000 ($518,550 based on a conversion rate of A$1 to $1.0371) in cash compensation for their services on our board of directors during the year ended December 31, 2012. Our board of directors has the authority to allocate up to the maximum aggregate compensation among the directors in its discretion, and our venture capital affiliated directors are compensated on the same basis as our other directors.  For the fiscal year ended December 31, 2012, our board of directors paid each of our non-employee directors, other than our Chairman, A$50,000 annually in equal quarterly installments.  Our Chairman received A$100,000 annually in equal quarterly installments.  For the fiscal year beginning January 1, 2013, our board of directors will pay each of our non-employee directors, other than our Chairman, $55,000 annually in equal quarterly installments. Our Chairman will be paid $105,000 annually in equal quarterly installments.

Our board grants directors stock options or equity awards from time to time, but we do not have a policy of regularly granting equity or equity-based awards to our directors.

Other than the non-plan stock option grant to Mr. Erb discussed in footnote 6 to the Director Compensation table above, the board did not authorize the grant of any stock options to any of the company’s non-employee directors during the fiscal year ended December 31, 2012.  As of December 31, 2012, each individual who served as a non-employee director during our fiscal year ended December 31, 2012 held options (previously granted) to purchase up to the aggregate number of shares of common stock indicated below:

•                  Dr. Brooke—11,685 shares, 6,300 of which were unvested;

•                  Mr. Buckman—11,685 shares, 6,573 of which were unvested;

•                  Mr. Callinan—29,205 shares, 10,803 of which were unvested;

•                  Mr. Erb—NIL;

•                  Mr. Harvey—2,922 shares, all of which were vested;

•                  Mr. O’Dwyer—11,685 shares, 6,300 of which were unvested; and

•                  Mr. Waller—11,685 shares, 7,790 of which were unvested.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information for the fiscal years ended December 31, 2012 and December 31, 2011, regarding compensation of our Chief Executive Officer and the two other most highly compensated executive officers who received remuneration exceeding $100,000 during the fiscal year ended December 31, 2012 (our “named executive officers”).  Historically, our fiscal years consisted of 12-month periods ending June 30.  In September 2011, we changed our fiscal year to coincide with the calendar year.  As a result, June 30, 2011 was our last fiscal year to end on June 30; we had a six-month fiscal year that began on July 1, 2011 and ended on December 31, 2011; and all fiscal years thereafter begin on January 1 and end on December 31.  Consequently, amounts shown for the fiscal year ended December 31, 2011 in the table below represent compensation for the six-month period ended December 31, 2011 (except for amounts in the “Non-Equity Incentive Plan Compensation” column, as discussed in footnote 2 below).

Name and Principal Position	Fiscal Year Ended	Salary ($)	Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($) (2)	Total ($)
David A. Rosa	12/31/12	319,300	—	(3)	95,790	415,090
Chief Executive Officer	12/31/11	156,550	1,473,358		79,825	1,709,733
Jeffrey S. Mathiesen	12/31/12	226,600	323,248		56,650	606,498
Chief Financial Officer	12/31/11	106,667	377,666		44,000	528,333
Debra J. Kridner	12/31/12	222,789	217,107		55,697	495,593
Executive Vice President, Clinical Research & Regulatory Affairs	12/31/11	108,150	320,188		43,260	471,598

(1)	Represents the grant date fair value of the awards granted during the period computed in accordance with FASB ASC Topic 718. For a discussion of the relevant assumptions used to determine the valuation of our option awards for accounting purposes please refer to Note 3 to the Notes to Consolidated Financial Statements filed with our Annual Report on Form 10-K. The material terms of each option award are set forth in the table and accompanying footnotes under “Outstanding Equity Awards at Fiscal Year End” below.

(2)

Amounts shown for Mr. Rosa, Mr. Mathiesen and Ms. Kridner for the fiscal year ended December 31, 2011 represent non-equity incentive compensation earned during the 12-month calendar year ended December 31, 2011. As a result, the amounts shown for the fiscal year ended December 31, 2011 were earned over the course of two different fiscal years: the last six months of our fiscal year ended June 30, 2011 and the full six-month fiscal year ended December 31, 2011.

Historically, Mr. Rosa has been awarded incentive compensation based on performance and milestones achieved during calendar years despite the fact that, until September 2011, our fiscal years ended on June 30. The material performance measures and milestones for calendar year 2011 related to successful completion of our feasibility trial and progress on our planned pivotal trial, continued financing of our operations and product development. Until our fiscal year beginning July 1, 2010, we historically awarded our employees based in Australia and New Zealand, incentive compensation based on performance and milestones achieved during our fiscal years, which ended on June 30. Our fiscal years historically ended on June 30 (until we changed our fiscal year end in September 2011) because our operations previously were based in Australia, where a June 30 fiscal year end is more typical than in the United States due to the different seasons in the Southern Hemisphere (i.e., where June 30 falls in winter similar to December 31 falling in winter in the Northern Hemisphere). As we began establishing operations in the United States, we provided incentive compensation to our U.S.-based employees on a calendar year basis because we believed doing so was typical for U.S.-based companies.

Effective for our fiscal year beginning January 1, 2012 and ending December 31, 2012, our board decided to base all employee incentive compensation on performance and milestones achieved during calendar years, which, due to the change in our fiscal year effected in September 2011, will coincide with our fiscal year. We chose the presentation format described above and reflected in the Summary Compensation Table to avoid any “gap” between consecutive periods for which incentive compensation is earned by our named executive officers and incentive compensation information is presented in the table above and in similar tables that we will include in future filings with the SEC.

(3)

On November 8, 2012, our board of directors authorized the grant to Mr. Rosa of an option to purchase 347,000 shares of the company’s common stock, at an exercise price of $6.46 per share, to be issued upon the earlier of (i) the date on which the listing rules of the ASX no longer apply to the grant or (ii) stockholder approval of the issuance of such stock option at the next meeting of the company’s stockholders in accordance with the listing rules of the ASX. On February 5, 2013, we received conditional approval from the ASX to delist from the official list of the ASX. The Delisting is expected to occur at the close of trading on May 6, 2013. Since we anticipate the Delisting to occur prior to the date of the annual meeting, we are not seeking stockholder approval of the issuance of this stock option to Mr. Rosa.

Had this option been issued on November 8, 2012, Mr. Rosa’s reported Option Award compensation for 2012 would have been $1,674,136 and his total 2012 compensation would have been $2,089,226.

Chief Executive Officer Employment Agreement and Compensation

On February 6, 2013, Sunshine Heart entered into an Executive Employment Agreement with Mr. Rosa (the “Executive Employment Agreement”).  The terms and conditions of the Executive Employment Agreement amend and restate the terms and conditions of Mr. Rosa’s prior employment agreement with the company in their entirety.

Title and Term

Pursuant to the Executive Employment Agreement, Sunshine Heart agreed to employ Mr. Rosa as Chief Executive Officer and President of the company.

The Executive Employment Agreement has an initial term (the “Initial Term”) of 12 months beginning on February 6, 2013, and automatically renews for an additional 12-month period at the end of the Initial Term and each 12-month anniversary thereafter, provided that the board does not notify Mr. Rosa of its intention not to extend the employment period at least 90 days prior to the expiration of the Initial Term or any renewal term thereafter.

Compensation

The Executive Employment Agreement entitles Mr. Rosa to, among other benefits, the following compensation:

•                  an annual base salary of at least $332,072, to be reviewed at least annually;

•                  an option to purchase 347,000 shares of the company’s common stock at an exercise price of $6.46 per share, to be issued upon the earlier of (i) the date on which the listing rules of the ASX no longer apply to the grant or (ii) stockholder approval of the issuance of such stock option at the next meeting of the company’s stockholders in accordance with the listing rules of the ASX;

•                  an opportunity to receive an annual performance bonus in an amount of up to 30% of Mr. Rosa’s annual base salary for such fiscal year based upon achievement of certain performance goals to be established by the board;

•                  participation in welfare benefit plans, practices, policies and programs provided by Sunshine Heart and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available generally or to other senior executive officers of the company;

•                  prompt reimbursement for all reasonable expenses incurred by Mr. Rosa in accordance with the plans, practices, policies and programs of the company; and

•                  four weeks paid time off (PTO), to accrue and to be used in accordance with Sunshine Heart’s policies and practices in effect from time to time, as well as all recognized company holidays.

Termination Rights

The company is permitted to terminate Mr. Rosa’s employment under the Executive Employment Agreement for death, disability or cause (as any such terms are defined in the Executive Employment Agreement), or for any reason or no reason whatsoever.

Mr. Rosa is permitted to terminate his employment under the Executive Employment Agreement for good reason (as defined in the Executive Employment Agreement) or upon Mr. Rosa’s written notice to our board of directors 45 days prior to the effective date of such termination.

Upon termination of Mr. Rosa’s employment, Mr. Rosa may be entitled to certain benefits, depending on the reason for such termination.  In the event Mr. Rosa resigns his employment without good reason, and in the event the company terminates Mr. Rosa’s employment for death, disability or cause, Mr. Rosa is entitled to receive the Unconditional Entitlements, but not the Conditional Benefits.  The “Unconditional Entitlements” include the following: (i) any annual base salary earned, but unpaid, for services rendered to the company on or prior to the date on which the employment period ends; (ii) in the event Mr. Rosa’s employment terminates after the end of a fiscal year but before payment of the annual bonus payable for his services rendered in that fiscal year, the annual bonus that would have been payable to Mr. Rosa for such completed fiscal year, provided that such termination is due to (A) Mr. Rosa’s death, disability or resignation for good reason or (B) the company’s exercise of its right to terminate his employment for any reason or no reason whatsoever; and (iii) certain other benefits provided for in the Executive Employment Agreement.

In the event Mr. Rosa resigns with good reason, and in the event the company terminates Mr. Rosa’s employment for reason other than cause, death or disability, the company must provide the Unconditional Entitlements, as well as the Conditional Benefits.  The “Conditional Benefits” include the following: (i) a lump sum amount equal to one times Mr. Rosa’s annual base salary as of the termination date; (ii) continued medical coverage for 12 months following the termination date; (iii) continued vesting of equity awards for 12 months following the termination date; and (iv) a pro rata annual bonus for the year in which the termination date occurs.  In order to receive the Conditional Benefits, Mr. Rosa must sign and deliver to the company, and not revoke, a general release of claims in favor of the company and certain related parties.

Recoupment and Release Requirement

The Executive Employment Agreement includes several additional terms that are more beneficial to Sunshine Heart when compared to the terms of the previous employment agreement with Mr. Rosa, including:

•                  a provision providing for the recoupment of unearned bonus or incentive compensation paid to Mr. Rosa if the board, or an appropriate committee thereof, determines that any fraud, negligence, or intentional misconduct by Mr. Rosa is a significant contributing factor to the company having to restate all or a portion of its financial statements; and

•                  a requirement that Mr. Rosa sign a release and waiver of claims in favor of the company prior to the payment of any severance by the company.

Incentive Compensation

For calendar year 2011, Mr. Rosa’s goals related to successful completion of our feasibility trial and progress on our planned pivotal trial, continued financing of our operations and product development.  Our board determined that Mr. Rosa achieved all of these goals and awarded him the maximum cash incentive payment provided in his employment agreement for calendar year 2011, which was $79,825.  The non-equity incentive plan compensation earned by Mr. Rosa during calendar year 2011 is reflected in the Summary Compensation Table above for the fiscal year ended December 31, 2011 due to the discrepancy between our historic fiscal years and incentive compensation plan practices described above and in footnote 2 to the Summary Compensation Table.  We chose the presentation format described above to avoid any “gap” between consecutive periods for which incentive compensation is earned by our named executive officers and incentive compensation information is presented in the Summary Compensation Table above and in similar tables that will be included in future filings with the SEC.

For calendar year 2012, Mr. Rosa’s goals related to successfully obtaining IDE approval for our U.S. Pivotal Trial, CE Mark approval for sale of the C-Pulse® in Europe, continued financing of our operations and product development (including a listing on a U.S. securities exchange).  Our board determined that Mr. Rosa achieved all of these goals and awarded him the maximum cash incentive payment provided in his employment agreement for calendar year 2012, which was $95,790.

The ASX listing rules require stock options awarded to any of our directors, including Mr. Rosa, to be approved by our stockholders. For accounting purposes, stock options that are granted subject to stockholder approval are treated as granted in the period during which the necessary stockholder approval is obtained. Because we held our annual meeting of stockholders during our fiscal year ended June 30, 2011 before our board awarded the March 2011 and May 2011 stock options granted to Mr. Rosa, these stock options were approved by our stockholders at a special meeting in August 2011 and are treated as granted during our six-month fiscal year ended December 31, 2011 even though our board awarded the options, subject to stockholder approval, during our fiscal year ended June 30, 2011. Because Mr. Rosa also received a stock option award during November 2011 that was approved by our board and stockholders during the same month, there is a significant discrepancy between the value for accounting purposes of option awards granted to Mr. Rosa during our fiscal year ended June 30, 2011 compared to our six-month fiscal year ended December 31, 2011. In general, our board has awarded Mr. Rosa stock options with greater-than-annual frequency to gradually give him an equity position in our company that our board, in its discretion and based on the collective experiences of its members, believes is appropriate for the chief executive officer of a development-stage public medical device company like ours. Other than the stock option awards described above, and as indicated in the Outstanding Equity Awards at Fiscal Year-End table below, we have granted Mr. Rosa only one other equity award. As indicated in the Beneficial Ownership of Directors and Executive Officers table below, as of April 3, 2013, Mr. Rosa beneficially owned approximately 1.7% of our common stock as calculated in accordance with SEC rules.

Salaries of Other Named Executive Officers

Our board determined the initial salary for Mr. Mathiesen pursuant to negotiations with Mr. Mathiesen in connection with his hiring in March 2011. Our board determined Ms. Kridner’s salary in effect during our fiscal years ended June 30, 2011 and December 31, 2011 primarily based on the salary recommendation our Chief Executive Officer made at the beginning of our fiscal year ended June 30, 2011. Our Chief Executive Officer made his salary recommendation for Ms. Kridner based on his subjective evaluation of our product development and clinical progress as of the beginning of our fiscal year ended June 30, 2011. Effective for our fiscal year beginning January 1, 2012 and ending December 31, 2012, our board decided to make annual adjustments to employees’

salaries, regardless of location, effective at the beginning of each calendar year (which, beginning in 2012, coincides with our fiscal year).

Our current compensation practice is for our Chief Executive Officer to recommend salaries for the other named executive officers at the beginning of each calendar year for the salary to be paid for that year based on our Chief Executive Officer’s evaluation of three primary factors. Those factors are an evaluation of:

•                  salaries of persons occupying similar positions at other small medical device companies;

•                  the overall performance of our company for the prior year; and

•                  the individual’s contributions to our results for the prior year.

Our Chief Executive Officer’s evaluation of salaries for persons occupying similar positions at other small public medical device companies is based on his general industry knowledge and consultation of proxy statements filed by U.S. publicly traded companies with the SEC. Our Chief Executive Officer uses this market information to help determine whether the salaries he recommends for our other named executive officers are, in his opinion, significantly above or below the salaries of persons occupying similar positions at the companies consulted and that any variations to what the Chief Executive Officer considers to be a “market” salary are in his opinion justified. Historically, our Chief Executive Officer has not targeted compensation at a specified point relative to the market information he has gathered or used studies or compilations of information prepared by third parties to evaluate salaries paid by our competitors. Our Chief Executive Officer’s evaluation of our company’s performance is a subjective evaluation of our progress toward commercializing our system and meeting our business plan. Effective January 1, 2013, salaries for our named executive officers are as follows: Mr. Rosa—$332,072; Ms. Kridner—$231,701; Mr. Mathiesen—$235,664. Future adjustments to the salaries for our named executive officers will be made using the process described above.

Incentive Compensation of Other Named Executive Officers

Ms. Kridner’s non-equity incentive plan compensation award for calendar years 2011 and 2012 provided for a payment of up to 20% and 25% of her annual salary, respectively, and were based on goals agreed upon by Ms. Kridner and our Chief Executive Officer and tied to our regulatory and clinical activities.

Based on Ms. Kridner’s performance, the company’s completion of feasibility trial enrollments, Ms. Kridner’s assistance in submitting clinical data to the FDA and initial progress toward CE mark and IDE submission for the C-Pulse®, our board awarded Ms. Kridner her maximum possible payment under the non-equity incentive plan, which was $43,260 for calendar year 2011 and $55,697 for calendar year 2012. The non-equity incentive compensation earned by Ms. Kridner during calendar year 2011 is reflected in the Summary Compensation Table above for the fiscal year ended December 31, 2011 due to the discrepancy between our historic fiscal years and the transition in our incentive plan practices described in footnote 2 to the Summary Compensation Table.

In connection with his hiring in March 2011, we decided that Mr. Mathiesen’s incentive compensation would be based on the calendar year rather than our fiscal year in effect at that time. Mr. Mathiesen’s non-equity incentive plan compensation award for calendar years 2011 and 2012 provided for a payment of up to 20% and 25% of his annual salary, respectively. Based upon Mr. Mathiesen’s performance, including his efforts related to the listing of the company’s common stock on NASDAQ, continued financings and improved financial reporting processes, our board awarded Mr. Mathiesen his maximum possible non-equity incentive payment, which was $44,000 for calendar year 2011 and $56,650 for calendar year 2012. The non-equity incentive compensation earned by Mr. Mathiesen during calendar year 2011 is reflected in the Summary Compensation Table above for the fiscal year ended December 31, 2011 due to the discrepancy between our historic fiscal years and incentive compensation plan practices described above and in footnote 2 to the Summary Compensation Table.

Beginning in 2012, our fiscal years will coincide with calendar years and with the relevant periods for which we provide incentive compensation to our named executive officers.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information concerning equity awards held by our named executive officers that were outstanding as of December 31, 2012.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date
David A. Rosa	50,000	(2)	—	10.37	(1)	11/29/20
	67,572	(3)	86,878	7.26	(1)	8/17/21
	11,562	(4)	17,648	13.27	(1)	8/17/21
	11,646	(4)	31,354	8.50	(1)	11/28/21
Debra J. Kridner	19,167	(4)	24,643	7.26	(1)	1/30/13
	1,354	(4)	3,646	8.50	(1)	7/5/14
	—	(4)	45,000	6.46		11/11/22
Jeffrey S. Mathiesen	23,002	(4)	29,573	7.26	(1)	8/17/21
	1,354	(4)	3,646	8.50	(1)	11/1/21
	—	(4)	67,000	6.46		11/11/22

(1)         Amount converted from Australian Dollars to U.S. Dollars using a conversion rate of A$1.00 to $1.0371.

(2)         Option fully vested as of December 31, 2012.

(3)         This option vests as to 1/48th of the shares per month until fully vested.

(4)         This option vests as to 25% of the shares on the first anniversary of the date of grant, and 1/48th of the shares per month thereafter until fully vested.

(5)         The option awards disclosed for Mr. Rosa include the stock option for 347,000 shares of the company’s common stock having an exercise price of $6.46 per share, which was approved by the board on November 8, 2012, but which is not issuable to Mr. Rosa until the earlier of (i) the date on which the listing rules of the ASX no longer apply to the grant or (ii) stockholder approval of the issuance of such stock option at the next meeting of the company’s stockholders in accordance with the listing rules of the ASX.  On February 5, 2013, we received conditional approval from the ASX to delist from the official list of the ASX. The Delisting is expected to occur at the close of trading on May 6, 2013.  Since we anticipate the Delisting to occur prior to the date of the annual meeting, we are not seeking stockholder approval of the issuance of this stock option to Mr. Rosa.

Change in Control Agreements

We have entered into change in control agreements with each of our named executive officers that will require us to provide compensation to them in the event of a change in control of our company. Each agreement has a term that runs from its effective date through the later of: (i) the five-year anniversary of the effective date; or (ii) if a “change in control” occurs on or prior to the five-year anniversary, the one-year anniversary of the effective date of the change in control. The agreements will be automatically extended for successive two-year periods until notice of non-renewal is given by either party at least 60 days prior to the end of the then-effective term.

Under the change in control agreements, “change in control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) subject to certain exceptions, any person or group’s acquisition, directly or indirectly, of more than 50% of the combined voting power of our outstanding securities other than by virtue of a merger, consolidation or similar transaction; (ii) the consummation of a merger, consolidation, or similar transaction involving our company if immediately after the consummation of such merger, consolidation or similar transaction, our stockholders immediately prior to such transaction do not directly own or beneficially own, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction; or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) the consummation of a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of our company, other than a sale, lease, license or other disposition of all or substantially all of our consolidated assets to an entity, more than 50% of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (iv) individuals who, on March 17, 2011, were members of our board of directors cease to constitute at least a majority of the members of our board, provided that if the appointment, election or nomination for election of any new board member was approved or recommended by a majority of the members of the board as of March 17, 2011, the board member will be treated as being a board member as of March 17, 2011. Notwithstanding the foregoing, the term “change in control” will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing our domicile.

Our change in control agreement with Mr. Rosa, our Chief Executive Officer, provides that, if: (x) a change in control occurs during the term of his agreement; and (y) Mr. Rosa’s employment terminates anytime during the one-year period after the effective date of the change in control; and (z) such termination is involuntary at our initiative without cause or is due to Mr. Rosa’s voluntary resignation for good reason, then we will: (i) pay in a lump sum Mr. Rosa’s salary for 18 months and any other earned but unpaid compensation; (ii) pay in a lump sum an amount equal to the incentive bonus payment received by Mr. Rosa for the fiscal year immediately preceding the fiscal year during which the termination occurs; and (iii) provide health care benefits Mr. Rosa and his family until the earlier of (A) the date 18 months after Mr. Rosa’s termination or (B)  the date Mr. Rosa is, and/or Mr. Rosa’s covered dependents are, eligible to receive group medical and/or dental insurance coverage by a subsequent employer.

We have also entered into change in control agreements with each of our named executive officers other than Mr. Rosa, which provide that, if: (x) a change in control occurs during the term of the officer’s agreement; and (y) the officer’s employment terminates anytime during the one-year period after the effective date of the change in control; and (z) such termination is involuntary at our initiative without cause or is due to the officer’s voluntary resignation for good reason, then we will: (i) pay in a lump sum the officer’s salary for 12 months and any other earned but unpaid compensation; (ii) pay in a lump sum an amount equal to the incentive bonus payment received by the officer for the fiscal year immediately preceding the fiscal year in which the termination occurs; and (iii) provide health care benefits to the officer and his or her family until the earlier of (A) the date 12 months after the officer’s termination or (B)  the date the officer is, and/or the officer’s covered dependents are, eligible to receive group medical and/or dental insurance coverage by a subsequent employer.

Additionally, if any named executive officer terminates employment with us (i) during the term of the officer’s change in control agreement due to a voluntary resignation for good reason or due to an involuntary termination of an officer’s employment by us without cause prior to a change in control and the expiration of the agreement’s term (provided that the officer reasonably demonstrates that such termination arose in connection with or in anticipation of a change in control); (ii) a change in control occurs within 90 days after the officer’s termination; and (iii) a change in control occurs within 90 days after the termination and occurs during the term of the officer’s change in control agreement, then we will provide our named executive officers the applicable payments and health benefits described above.

Under the change in control agreements, “cause” for termination exists upon the occurrence of any of the following events, if such event has a demonstrably harmful impact on our business or reputation: the officer’s (i) commission of any felony or any crime involving fraud, dishonesty or moral turpitude; (ii) attempted commission of, or participation in, a fraud or act of dishonesty against us; (iii) intentional, material violation of any contract or agreement between us and the officer or of any statutory duty owed to us; (iv) unauthorized use or disclosure of our confidential information or trade secrets; or (v) gross misconduct.

Each named executive officer may tender resignation for “good reason” after any of the following are undertaken without the officer’s written consent: (i) a significant diminution in the officer’s employment role with us as in effect immediately prior to the effective date of the change in control; (ii) a greater than 5% aggregate reduction by us in the officer’s annual base salary, as in effect on the effective date of the change in control or as increased thereafter, unless the reduction is pursuant to an across-the-board proportionate salary reduction for all officers, management-level and other salaried employees due to our financial condition, in which case, a greater than 10% aggregate reduction by us of the officer’s annual base salary will be required for “good reason” to exist; (iii) any failure by us to continue in effect any benefit plan or program, including fringe benefits, incentive plans and plans with respect to the receipt of our securities, in which the officer is participating immediately prior to the effective date of the change in control, or any action by us that would adversely affect the officer’s participation in or reduce his benefits under those benefit plans unless we offer a range of benefit plans and programs that, taken as a whole, is comparable to the benefit plans in effect in which the officer is participating immediately prior to the change in control; or (iv) a non-temporary relocation of the officer’s business office to a location more than 50 miles from the location at which the officer performs duties as of the effective date of the change in control, except for required travel to an extent substantially consistent with the officer’s business travel obligations prior to the change in control.

In addition to the payments described above, the change in control agreements with the named executive officers provide that if a change in control occurs while the officer is actively employed by us, such change in control will cause the immediate acceleration of the vesting of 100% of any unvested portion of any stock option awards held by the officer on the effective date of such change in control.

We will not make any of the payments described above unless: (i) the named executive officer signs a full release of any and all claims in favor of us; (ii) all applicable consideration periods and rescission periods have expired; and (iii) as of the dates we provide any payments to the named executive officer, the officer is in strict compliance with the terms of the applicable change in control agreement and any proprietary information agreement the officer has entered into with us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock as of April 3, 2013 by (i) each of our named executive officers, (ii) each of our directors, (iii) all of our executive officers and directors as a group and (iv) each of those known by us to be beneficial owners of more than 5% of our common stock. This table lists applicable percentage ownership based on 9,509,867 shares of common stock outstanding as of that date.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge and subject to applicable community property laws, each of the holders of stock listed below has sole voting and investment power as to the stock owned unless otherwise noted.  Except as otherwise noted below, the address for each person or entity listed in the table is c/o Sunshine Heart, Inc., 12988 Valley View Road, Eden Prairie, Minnesota 55344.

Name of Beneficial Owner	Number of Shares		Percent (1)
Executive Officers and Directors:
Geoffrey E. Brooke	1,450,223	(2)	14.9%
Paul R. Buckman	6,329	(3)	*
John L. Erb	—		*
Debra J. Kridner	27,698	(4)	*
Jeffrey S. Mathiesen	49,145	(5)	*
Donal P. O’Dwyer	65,549	(6)	*
David A. Rosa	165,390	(7)	1.7%
Jon W. Salveson	—		*
Gregory D. Waller	5,112	(8)	*
Warren S. Watson	—		*
All directors, director nominees, named executive officers and other executive officers as a group (14 persons)	3,852,661	(9)	36.6%
5% Stockholders:
GBS Venture Partners Pty Ltd	1,443,671	(10)	14.8%
Funds affiliated with CM Capital	1,877,498	(11)	19.0%

*	Less than 1%.

(1)	Based on 9,509,867 shares outstanding as of April 3, 2013.

(2)

Includes 1,194,761 shares owned by GBS Bioventures II A/C and GBS Bioventures III A/C, which we collectively refer to as GBS; 6,552 shares subject to outstanding options exercisable within 60 days of April 3, 2013; and 248,910 shares subject to outstanding warrants held by GBS exercisable within 60 days of April 3, 2013. Dr. Brooke is a managing director of GBS Venture Partners Pty Ltd which manages GBS Bioventures II/AC. Dr. Brooke shares voting and investment power with three other partners and may be deemed to be an indirect beneficial owner of the reported securities. Dr. Brooke disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest. This report shall not be deemed an admission that the reporting person is the beneficial owner of such securities for purposes of Section 16 or for any other purpose.

(3)	Includes 6,329 shares subject to outstanding options exercisable within 60 days of April 3, 2013.

(4)	Includes 1,989 shares owned by Ms. Kridner and 25,709 shares subject to outstanding options exercisable within 60 days of April 3, 2013.

(5)

Includes 11,875 shares held by UBS which is Mr. Mathiesen’s IRA account and 2,500 shares owned by Mr. Mathiesen and his wife jointly. Includes 30,457 shares subject to outstanding options exercisable within 60 days of April 3, 2013; and 4,313 shares acquirable on exercise of outstanding warrants exercisable within 60 days of April 3, 2013.

(6)

Includes 10,370 shares held by a family trust, for which Mr. O’Dwyer and his wife serve as trustees, 38,791 shares held by a pension fund for which Mr. O’Dwyer and his wife jointly have the power to make investment and voting decisions and 686 shares owned by Mr. O’Dwyer. Includes 6,552 shares subject to outstanding options exercisable within 60 days of April 3, 2013; and 9,150 shares acquirable on exercise of outstanding warrants exercisable within 60 days of April 3, 2013.

(7)	Includes 1,000 shares owned by Mr. Rosa, and 164,390 shares subject to outstanding options exercisable within 60 days of April 3, 2013.

(8)	Includes 5,112 shares subject to outstanding options exercisable within 60 days of April 3, 2013.

(9)

Consists of (i) 2,837,877 shares beneficially owned by the current directors and executive officers; and (ii) 1,014,784 shares issuable upon exercise of outstanding options or warrants that are exercisable within 60 days of April 3, 2013.

(10)

Based upon Form 3 filed with the SEC on February 28, 2012. Includes 1,194,761 shares beneficially owned by GBS Venture Partners Pty Ltd affiliates and 248,910 shares acquirable upon exercise of outstanding warrants exercisable within 60 days of April 3, 2013. Dr. Geoffrey Brooke and Brigitte Smith of GBS Venture Partners Pty Ltd. hold voting and investment power with respect to these shares. The address for GBS Venture Partners Pty Ltd is Harley House, Level 5, 71 Collins Street, Melbourne Vic 3000, Australia.

(11)

Based upon Form 3/A filed with the SEC on May 10, 2012. Includes 1,500,712 shares beneficially owned by CM Capital Investments Pty Ltd affiliates, and includes 376,786 shares acquirable upon exercise of outstanding warrants exercisable within 60 days of April 3, 2013. Michel Begun, Andy Jane, Carrie Hillyard, Mark Gill and Dr. Harvey (a former member of our board of directors) are the partners of CM Capital Investments Pty Ltd and hold voting investment power with respect to these shares. The address for CM Capital is Level 9, 545 Queen Street, Brisbane QLD 4000, Australia.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who beneficially own more than 10% of a registered class of our equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in our equity securities and any changes thereto, and to furnish copies of these reports to us. Based on our review of the insiders’ forms furnished to us or filed with the SEC and representations made by the directors and applicable executive officers, no insider failed to file on a timely basis a Section 16(a) report during our most recent fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

The board members who served on our compensation committee (formerly named the remuneration and nomination committee) during the fiscal year ended December 31, 2012 were Geoffrey E. Brooke, Paul R. Buckman and John L. Erb.  Nicholas B. Callinan and Mark Harvey also served on our compensation committee during the fiscal year ended December 31, 2012, prior to their resignations from the board of directors.  During the fiscal year ended December 31, 2012, no person who served as a member of our compensation committee was, during such period, an officer or employee of our company, or has ever been one of our officers, and no such person had any transaction with us required to be disclosed in “Certain Relationships and Related Transactions—Related Party Transactions” below.  During the fiscal year ended December 31, 2012, (i) none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served on our compensation committee; (ii) none of our executive officers served as a director of another entity, one of whose executive officers served on our compensation committee; and (iii) none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served as one of our directors.

Related Party Transactions

We give careful attention to related person transactions because they may present the potential for conflicts of interest.  We refer to “related person transactions” as those transactions, arrangements, or relationships in which:

•                  we were, are or are to be a participant;

•                  the amount involved exceeds $120,000; and

•                  any of our directors, director nominees, executive officers or greater-than 5% stockholders (or any of their immediate family members) had or will have a direct or indirect material interest.

To identify related person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders.  We maintain a comprehensive written policy for the review, approval or ratification of related person transactions, and our audit committee reviews all related person transactions identified by us.  The audit committee approves or ratifies only those related person transactions that are determined by it to be, under all of the circumstances, in the best interests of Sunshine Heart and its stockholders.

Since January 1, 2012, we have entered into the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates of our directors, executive officers and 5% stockholders:

•                  On March 13, 2013, in connection with Mr. Salveson’s election as a Class II director, we entered into an Indemnity Agreement with Mr. Salveson which provides, in general, that we will indemnify him to the fullest extent permitted by law in connection with his services to us or on our behalf.

•                  On February 6, 2013, we entered into an Executive Employment Agreement with Mr. Rosa, our Chief Executive Officer and President.  Under the Executive Employment Agreement, Mr. Rosa is entitled to an annual base salary of at least $332,072, an annual performance bonus in an amount of up to 30% of Mr. Rosa’s annual base salary for such fiscal year, an option to purchase 347,000 shares of the company’s common stock at an exercise price of $6.46 per share, and certain other benefits set forth in the Executive Employment Agreement.  In connection with his service as Chief Executive Officer, Mr. Rosa is also a member of our board of directors.

•                  On January 29, 2013, in connection with Mr. Watson’s election as a Class I director, we entered into an Indemnity Agreement with Mr. Watson which provides, in general, that we will indemnify him to the fullest extent permitted by law in connection with his services to us or on our behalf.

•                  On January 29, 2013, we entered into an Indemnity Agreement with Mr. Erb, Chairman of the board of directors, which provides, in general, that we will indemnify him to the fullest extent permitted by law in connection with his services to us or on our behalf.

•                  In February 2012, we sold 62,500 shares of our common stock and warrants to purchase 18,750 shares of our common stock to Funds affiliated with Straus & Partners for an aggregate purchase price of A$500,000 as part of a private placement.  Funds affiliated with Straus & Partners beneficially own more than 5% of our common stock.

•                  We are party to an agreement with WSP Trading Limited pursuant to which WSP Trading Limited performs technical and medical advisory services for us.  For the fiscal year ending December 31, 2012, we paid WSP $321,278.  Effective January 1, 2013, we pay WSP A$294,603 per annum.  This agreement requires that Dr. Peters serve as our Chief Technical Officer and Medical Director.  We make payments to WSP rather than to Dr. Peters directly for Dr. Peters’ services to our company as Chief Technical Officer and Medical Director.  Dr. Peters is a director of WSP, and Dr. Peters owns all of the equity of WSP.

PROPOSAL 2—APPROVAL OF THE 2013 NON-EMPLOYEE DIRECTORS’

EQUITY INCENTIVE PLAN

Awards to non-employee directors of options (historically) are an important part of the company’s compensation program, providing a basis for long-term incentive compensation and helping align the interests of our stockholders with those of our directors.  Accordingly, the board has adopted the 2013 Non-Employee Directors’ Equity Incentive Plan, and in accordance with the rules of NASDAQ and the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), the company is now seeking the approval of the stockholders of the adoption of the 2013 Plan.

The board adopted the 2013 Plan on March 13, 2013, effective upon approval by our stockholders at the annual meeting.  The 2013 Plan is the company’s first non-employee directors’ equity plan; it does not amend or replace any existing equity plan.  As described below, the 2013 Plan provides for the award to the company’s non-employee directors of options, stock purchase awards, restricted stock, restricted stock units, stock appreciation rights, and other awards to acquire up to an aggregate of 300,000 shares of the company’s common stock, subject to a 2% annual increase as described in greater detail below.  Awards to be settled solely in cash (or, in the case of restricted stock units that may be settled in cash, if actually settled in cash) will not count against the shares reserved for issuance under the 2013 Plan.  If an award under the 2013 Plan of restricted stock, restricted stock units or performance units is forfeited, the common shares covered by any such award would again become available for issuance under new awards.  Additionally, if shares underlying an award are not delivered because such shares are withheld in satisfaction of tax withholding obligations or in connection with the net exercise of an option or stock appreciation right, such shares will again be available for issuance under the 2013 Plan.

A description of the provisions of the 2013 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions in the 2013 Plan, which is attached to this proxy statement as Annex A.

General Description of the 2013 Plan

The 2013 Plan provides for the grant of nonstatutory stock options, stock appreciation rights, stock purchase awards, restricted stock awards, restricted stock unit awards, and other forms of equity compensation (collectively, “stock awards”).  Nonstatutory stock options granted under the 2013 Plan are not intended to qualify as incentive stock options under the Code.  See “Federal Income Tax Information” below for a discussion of the tax treatment of stock awards.

Purpose

The board adopted the 2013 Plan to provide a means to secure and retain the services of non-employee directors eligible to receive stock awards, to provide incentives for such directors to exert maximum efforts for the success of the company and its affiliates, and to provide a means by which such directors may be given an opportunity to benefit from increases in the value of the company’s common stock through the grant of stock awards.

Administration

The board administers the 2013 Plan.  Subject to the provisions of the 2013 Plan, the board has the authority to construe and interpret the 2013 Plan, to determine the persons to whom and the dates on which stock awards will be granted, the number of shares of common stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of the award may be exercised, the exercise or purchase price of each stock award, the type of consideration permitted to exercise or purchase each stock award, and other terms of the stock awards.

The board has the authority to delegate some or all of the administration of the 2013 Plan to a committee or committees.  In the discretion of the Board, a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act.  If administration is delegated to a committee, the committee has the authority to delegate certain administrative powers to a subcommittee of one or more members.  As used herein with respect to the 2013 Plan, the “board” refers to any committee our board appoints or, if applicable, any subcommittee, as well as to the board itself.

Eligibility

Only non-employee directors of the company are eligible to receive stock awards under the 2013 Plan.  There are currently seven non-employee directors.  From and after the annual meeting, there will be six non-employee directors.

Stock Subject to the 2013 Plan

A maximum of 300,000 shares of common stock are available for future issuance under the 2013 Plan, subject to an automatic annual increase on January 1st of each year beginning on January 1, 2014 and ending on (and including) January 1, 2023, in an amount equal to 2% of the “fully diluted shares” outstanding on December 31st of the immediately preceding calendar year.  For this purpose, “fully diluted shares” as of a date means an amount equal to the number of shares of common stock (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding awards under the 2013 Plan and any other outstanding options, warrants or other securities of the company that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of our common stock, in each as of the close of business of the company on such date, in each case, as determined in accordance with terms of the 2013 Plan.  If a stock award granted under the 2013 Plan expires or otherwise terminates without being exercised in full, or if any shares of common stock issued pursuant to a stock award are forfeited to or repurchased by the company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of common stock not issued under such stock award, or forfeited to or repurchased by the company will revert to and again become available for issuance under the 2013 Plan.  If any shares subject to a stock award are not delivered to a participant because such shares are withheld for the payment of taxes or the stock award is exercised through a reduction of shares subject to the stock award (i.e., “net exercised”), the number of shares that are not delivered will remain available for issuance under the 2013 Plan.  If the exercise price of any stock award is satisfied by tendering shares of common stock held by the participant, then the number of shares so tendered will remain available for issuance under the 2013 Plan.

Terms of Options

Options may be granted under the 2013 Plan pursuant to stock option agreements.  The following is a description of the permissible terms of options under the 2013 Plan.  Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price.   The exercise price of any stock options granted under the 2013 Plan may not be less than 100% of the fair market value of the stock on the date of grant.  As of April 3, 2013, the closing price of Sunshine Heart’s common stock as reported on the NASDAQ Capital Market was $6.05 per share.

Consideration.  The exercise price of options granted under the 2013 Plan must be paid, to the extent permitted by applicable law and at the discretion of the board, (i) by cash or check, (ii) pursuant to a broker-assisted cashless exercise, (iii) by delivery of other common stock of the company, (iv) pursuant to a net exercise arrangement, or (iv) in any other form of legal consideration acceptable to the board

Vesting.  Options granted under the 2013 Plan may become exercisable in cumulative increments, or “vest,” as determined by the board.  Vesting will typically occur during the optionholder’s continued service with the company as a non-employee director.  Shares covered by different options granted under the 2013 Plan may be subject to different vesting terms.  The board has the authority to accelerate the time during which an option may vest or be exercised.  In addition, options granted under the 2013 Plan may permit exercise prior to vesting.  However, any unvested shares acquired under such an early exercise arrangement will be subject to repurchase by the Company, should the participant’s service terminate before vesting.

Term.  The maximum term of options granted under the 2013 Plan is 10 years.

Termination of Service.  Options granted under the 2013 Plan generally terminate three months after termination of the participant’s service unless (i) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the participant dies before the participant’s service has terminated, or within generally three months after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months following the participant’s death by the person or persons to whom the rights to such option have passed; or (iii) the option by its terms specifically provides otherwise.  Under the 2013 Plan, the option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws.  In no event, however, may an option be exercised beyond the expiration of its term.

Restrictions on Transfer.  Unless provided otherwise by the board, a participant in the 2013 Plan may not transfer an option other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  During the lifetime of the participant, only the participant (or the transferee pursuant to a domestic relations order) may exercise an option.  A participant may designate a beneficiary who may exercise an option following the participant’s death.

Terms of Stock Appreciation Rights

Stock appreciation rights may be granted under the 2013 Plan pursuant to stock appreciation rights agreements.

Exercise.  Each stock appreciation right is denominated in shares of common stock equivalents.  Upon exercise of a stock appreciation right, the company will pay the participant an amount equal to the excess of (i) the aggregate fair market value of the company’s common stock on the date of exercise, over (ii) the strike price determined by the board on the date of grant.

Settlement of Awards.  The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, or any other form of consideration determined by the board.

Vesting.  Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation rights agreements as determined by the board.

Term.  The maximum term of stock appreciation rights granted under the 2013 Plan is 10 years.

Termination of Service.  Upon termination of a participant’s service, the participant generally may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation right agreement) after the date of termination.  In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Stock Purchase Awards and Restricted Stock Awards

Stock purchase awards and restricted stock awards may be granted under the 2013 Plan pursuant to stock purchase award agreements and restricted stock award agreements, respectively.

Purchase Price.  The purchase price for stock purchase awards must be at least the par value of our common stock.

Consideration.  The purchase price for stock purchase awards may be payable either (i) in cash or by check, (ii) by past service rendered to the company, or (iii) in any other form of legal consideration acceptable to the board.  The board may grant restricted stock awards in consideration for past services rendered to the company or in exchange for any other form of legal consideration acceptable to the board, without the payment of a purchase price.

Vesting.  Shares of stock acquired under a stock purchase or restricted stock award may, but need not, be subject to a repurchase option in favor of the company or forfeiture to the company in accordance with a vesting schedule as determined by the board.  The board has the authority to accelerate the vesting of stock acquired pursuant to a stock purchase or restricted stock award.

Termination of Service.  Upon termination of a participant’s service, the company may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of the termination date under the terms of the applicable stock purchase award or restricted stock award agreement.

Restrictions on Transfer.  Rights to acquire shares under a stock purchase or restricted stock award may be transferred only upon such terms and conditions as determined by the board.

Terms of Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2013 Plan pursuant to restricted stock unit award agreements.

Consideration.  The purchase price, if any, for restricted stock unit awards may be paid in any form of legal consideration acceptable to the board.

Settlement of Awards.  A restricted stock unit award may be settled by the delivery of shares of the company’s common stock, in cash, or by any combination of these means as determined by the board.

Vesting.  Restricted stock unit awards vest at the rate specified in the restricted stock unit award agreement as determined by the board.  However, at the time of grant, the board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.

Dividend Equivalents.  Dividend equivalent rights may be credited with respect to shares covered by a restricted stock unit award.  The company does not anticipate paying cash dividends on its common stock in the foreseeable future, however.

Termination of Service.  Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service.

Terms of Other Equity Awards

The board may grant other equity awards that are valued in whole or in part by reference to the company’s common stock.  Subject to the provisions of the 2013 Plan, the board has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards.

Changes to Capital Structure

If any change is made to the outstanding shares of the company’s common stock without the company’s receipt of consideration (whether through a stock split or other specified change in the capital structure of the company), appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2013 Plan and (ii) the number and/or class of securities and the price per share in effect under each outstanding stock award under the 2013 Plan.

Corporate Transactions; Changes in Control

Under the 2013 Plan, unless otherwise provided in a written agreement between the company or any affiliate and the holder of the stock award, in the event of a corporate transaction (as specified in the 2013 Plan and described below), all outstanding stock awards under the 2013 Plan may be assumed, continued, or substituted for, by any surviving or acquiring entity (or its parent company).  If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for, such stock awards, then (i) with respect to any such stock awards that are held by individuals whose continuous service with the company or its affiliates has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will terminate if not exercised prior to the effective date of the corporate transaction, and (ii) with respect to any stock awards that are held by individuals whose continuous service with the company or its affiliates has terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will not be accelerated and such awards will terminate if not exercised prior to the effective date of the corporate transaction (except that any reacquisition or repurchase rights held by the company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction).  In the event a stock award will terminate if not exercised, the board may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but will receive a payment equal to the excess of the value of the property the holder would have received upon exercise over any exercise price.

Other stock awards, such as stock purchase awards, may have their repurchase or forfeiture rights assigned to the surviving or acquiring entity (or its parent company) in the corporate transaction.  If such repurchase or forfeiture rights are not assigned, then such stock awards will become fully vested.

For purposes of the 2013 Plan, a corporate transaction will be deemed to occur in the event of (i) a sale of all or substantially all of the consolidated assets of the company and its subsidiaries, (ii) the sale of at least 90% of the outstanding securities of the company, (iii) the consummation of a merger or consolidation in which the company is not the surviving corporation, or (iv) the consummation of a merger or consolidation in which the company is the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction; provided, however, in the event of an award that is subject to Section 409A of the Code, the definition of “corporate transaction” will be made consistent with the requirements of Section 409 of the Code.

In addition, each stock award under the 2013 Plan will immediately vest as to all of the shares subject to the stock award upon the occurrence of certain specified change in control transactions, whether or not such stock award is assumed, continued, or substituted for, by a surviving or acquiring entity in the transaction

Duration, Termination and Amendment

The board may suspend or terminate the 2013 Plan without stockholder approval or ratification at any time.  Unless sooner terminated, the 2013 Plan will terminate on March 13, 2023.

The board may amend or modify the 2013 Plan at any time.  However, no amendment will be effective unless approved by our stockholders, to the extent stockholder approval is necessary to satisfy applicable law.

Federal Income Tax Information

The following is a summary of the principal U.S. federal income taxation consequences to participants and the company with respect to participation in the 2013 Plan.  This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Nonstatutory Stock Options.  No taxable income is recognized by a participant upon the grant of a nonstatutory stock option.  Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares.  Generally, the company will be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

However, if the shares acquired upon exercise of the nonstatutory stock option are unvested and subject to repurchase by the company in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of exercise, but will have to report as ordinary income, as and when the company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the exercise price paid for the shares.  The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (y) the fair market value of the purchased shares on the exercise date, over (z) the exercise price paid for such shares.  If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock.  Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Appreciation Rights.  No taxable income is realized upon the receipt of a stock appreciation right.  Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise.  Subject to the requirement of reasonableness and the satisfaction of a reporting obligation, the company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Stock Purchase Awards and Restricted Stock Awards.  Upon receipt of a stock purchase or restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares.  The company will be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a stock purchase or restricted stock award are unvested and subject to repurchase by the company in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when the company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the purchase price, if any, paid for the shares.  The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (y) the fair market value of the shares on the date of issuance, over (z) the purchase price, if any, paid for such shares.  If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.

Upon disposition of the stock acquired upon the receipt of a stock purchase or restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock.  Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Unit Awards.  No taxable income is recognized upon receipt of a restricted stock unit award.  The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued.  In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

New Plan Benefits

The table below sets forth information concerning the approximate value of stock awards that will be effective under the 2013 Plan if our stockholders approve the 2013 Plan. Our board of directors approved these awards on April 1, 2013, contingent on stockholder approval of the 2013 Plan.

Except for the stock awards disclosed in the table below, as of the approximate mailing date of this proxy statement, we cannot determine either the other non-employee directors who will receive awards under the 2013 Plan or the amount or types of any such awards.  We anticipate that our board of directors will utilize the 2013 Plan to grant long-term equity incentive compensation to our non-employee directors.  In all cases, only non-employee directors of the company are eligible to receive stock awards under the 2013 Plan, and the board will grant stock awards under the 2013 Plan in its sole discretion.

2013 Non-Employee Directors’ Equity Incentive Plan

Name and Position	Dollar Value ($)	Number of Units
David A. Rosa (1) Chief Executive Officer	0	0
Jeffrey S. Mathiesen (1) Chief Financial Officer	0	0
Debra J. Kridner (1) Executive Vice President, Clinical Research & Regulatory Affairs	0	0
Executive Group (1)	0	0
Non-Executive Director Group	N/A	105,000	(2)
Non-Executive Officer Employee Group (1)	0	0

(1)         Not eligible to receive stock awards under the 2013 Plan.

(2)         Represents the number of shares underlying options.

Registration with SEC

The Company intends to file a registration statement with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering the offering of the common stock under the 2013 Plan.

Equity Compensation Plan Information

The following table provides information as of December 31, 2012 with respect to our equity compensation plans, not including the 2013 Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,239,752	9.12	675,266
Equity compensation plans not approved by security holders	—	—	—
Total	1,239,752	9.12	675,266

OUR BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR APPROVAL OF THE 2013 PLAN.

PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

The primary function of our audit committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial controls, and the independent audit of our consolidated financial statements.  The consolidated financial statements of Sunshine Heart, Inc. for the year ended December 31, 2012 were audited by Ernst & Young LLP, independent registered public accounting firm for the company.

As part of its activities, the audit committee has:

•                  reviewed and discussed with management and the independent registered public accounting firm the company’s audited financial statements;

•                  discussed with the independent registered public accounting firm the matters required to be communicated under Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees); and

•                  received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Management is responsible for the company’s system of internal controls and financial reporting process.  Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and for issuing a report thereon.  Our committee’s responsibility is to monitor and oversee these processes.  Based on the foregoing review and discussions and a review of the report of Ernst & Young LLP with respect to the consolidated financial statements, and relying thereon, we have recommended to the board of directors of Sunshine Heart the inclusion of the audited consolidated financial statements in Sunshine Heart, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

Audit Committee of the Board of Directors of Sunshine Heart, Inc.

Gregory D. Waller, Chairperson

 John L. Erb

Donal P. O’Dwyer

Auditor Fees

Ernst & Young LLP served as our independent registered public accounting firm for our fiscal years ended December 31, 2012 and December 31, 2011.  The following table presents fees for professional audit services for the audit of our annual consolidated financial statements for those fiscal years, as well as fees for review of our interim consolidated financial statements for those fiscal years and for all other services performed those fiscal years by Ernst & Young LLP.

	Fiscal Year Ended 12/31/12 ($)	Fiscal Year Ended 12/31/11 ($)
Audit Fees (1)	235,918	317,500
Audit-Related Fees	—	—
Tax Fees (2)	187,316	24,595
All Other Fees	—	—
Total	423,234	342,095

(1)         Fees for audit services relating to our fiscal year ended December 31, 2012 totaled $235,918, associated with the fiscal year ended December 31, 2012 audit (Form 10-K) and review of our quarterly reports on Form 10-Q.

Fees for audit services relating to our fiscal year ended December 31, 2011 totaled $317,500, including fees associated with (i) the fiscal year ended December 31, 2010 and 2009 audits and review of quarterly financial statements included in our Form 10 filed with the SEC and (ii) the fiscal year ended December 31, 2011 audit (Form 10-K) and review of our quarterly reports on Form 10-Q.

(2)         Fees for tax services consist of the aggregate fees billed in each of the fiscal years presented for professional services rendered for tax compliance, tax advice and tax planning.  Such fees primarily related to federal and state tax compliance and planning.

Auditor Services Pre-Approval Policy

The audit committee has adopted an auditor services pre-approval policy applicable to services performed for us by our independent registered public accounting firm.  In accordance with this policy, the audit committee’s practice is to approve all auditing services and permitted non-audit services to be provided by the independent registered public accounting firm during the year.  The committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services.  Any pre-approvals granted pursuant to delegated authority must be reported to the audit committee at its next regular meeting.

Our audit committee has determined that the provision of the non-audit services described in the table above was compatible with maintaining the independence of our independent registered public accounting firm.  The audit committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor’s independence.

The audit committee of our board of directors has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2013.  While it is not required to do so, our board of directors is submitting the selection of Ernst & Young LLP for ratification in order to ascertain the views of our stockholders with respect to the choice of audit firm.  If the selection is not ratified, the audit committee will reconsider its selection.  Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Deadline for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

Unless the date of our 2014 annual meeting of stockholders changes by more than 30 days from the date of our 2013 annual meeting of stockholders, in order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2014 annual meeting of stockholders, the written proposal must be received at our principal executive offices on or before December 20, 2013.  If the date of our 2014 annual meeting of stockholders is changed by more than 30 days from the date of our 2013 annual meeting of stockholders, then the deadline for a stockholder proposal to be considered for inclusion in our proxy statement for our 2014 annual meeting of stockholders will be a reasonable time before we begin to print and send our proxy statement for the 2014 annual meeting.  Any proposal should be addressed to Sunshine Heart, Inc., Attention: Chief Financial Officer, 12988 Valley View Road, Eden Prairie, Minnesota 55344.  The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Deadline for Stockholder Proposals and Director Nominations to be Brought Before the 2014 Annual Meeting

In accordance with our bylaws, in order to be properly brought before the 2014 annual meeting, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to our principal executive offices in Minneapolis, Minnesota, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s annual meeting.  As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than January 23, 2014, and no later than February 22, 2014.

UNREGISTERED SALES OF EQUITY SECURITIES

We issued the securities indicated below, which were not registered under the Securities Act, during the fiscal year ended December 31, 2012.

Name or Class of Person to Whom Sold	Type of Securities	Amount of Securities	Date of Sale	Exercise Price per Share	Aggregate Offering Consideration

Institutional Australian Investor	Common Stock Warrants to purchase Common Stock	12,500 Common Shares 3,750 Warrants	2/8/12	A$8.00 per share purchase price A$11.20 per share exercise price	A$100,000

Accredited Investors party to Securities Purchase Agreement dated 2/6/12	Common Stock Warrants to purchase Common Stock	244,375 Common Shares 73,313 Warrants	2/8/12	A$8.00 per share purchase price A$11.20 per share exercise price	A$1,955,000

Summer Street Research Partners and its registered representatives	Warrants to purchase Common Stock	8,553 Warrants	2/8/12	A$8.00	N/A

Institutional and high net worth Australian investors	Common Stock	1,000 Common Shares	5/1/12	N/A	A$6,400

Institutional and high net worth Australian investors	Common Stock	50 Common Shares	8/15/12	N/A	A$320

Institutional and high net worth Australian investors	Common Stock	31,346 Common Shares	10/16/12	N/A	A$200,614

Shares of our common stock indicated in the table above were issued in the form of CDIs.

No underwriters were used in connection with the transactions described above. All sales set forth above were for cash.

The sales to the accredited investors on February 8, 2012 were made in reliance upon the exemption from registration requirements of the Securities Act available under Section 4(2) of the Securities Act and Rule 506 of Regulation D. The purchasers of the securities in this transaction represented that they were sophisticated persons and that they intended to acquire the securities for investment only and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends were affixed to the share certificates and instruments issued in such sales. We believe that these purchasers either received adequate information about us or had adequate access, through their relationships with us, to such information.

The sales to the Institutional Australian Investor on February 8, 2012 were made in reliance upon the exemption from registration requirements of the Securities Act available under Rule 903 of Regulation S. The purchasers of the securities in this transaction represented that they were outside of the United States when each such person originated its buy order for the securities; no offers were made to persons in the United States; the company implemented the offering restrictions required by Regulation S; the purchasers agreed to offer or sell the securities acquired only in compliance with the restrictions and conditions imposed by Regulation S during the applicable distribution compliance period; and we agreed to refuse to register any transfer of the securities not made in accordance with Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

All other sales of common stock described above were made pursuant to the exercise of stock options granted under the Amended and Restated 2002 Stock Plan (the “2002 Plan”) to our officers, directors, employees and consultants in reliance upon an available exemption from the registration requirements of the Securities Act, including those contained in Rule 701 promulgated under Section 3(b) of the Securities Act. Among other things, we relied on the fact that, under Rule 701, companies that are not subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act are exempt from registration under the Securities Act with respect to certain offers and sales of securities pursuant to “compensatory benefit plans” as defined under that rule. We believe that the 2002 Plan qualifies as a “compensatory benefit plan” under Rule 701.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the annual meeting.  If any other business does properly come before the meeting, the persons named as proxies above will vote as they deem in the best interests of Sunshine Heart, Inc.

David A. Rosa
Chief Executive Officer

Dated: April 15, 2013

LOCATION OF SUNSHINE HEART, INC. ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 23, 2013, at 3:30 p.m. U.S. Central Daylight Time

(Friday, May 24, 2013 at 6:30 a.m. Australian Eastern Standard Time)

The Marquette Hotel

710 Marquette Avenue

Minneapolis, Minnesota

Beneficial owners of common stock held in street name by a broker, bank, trust or other nominee may need proof of ownership to be admitted to the meeting.  A brokerage or holding statement or letter from the broker, bank, trust or other nominee are examples of proof of ownership.

APPENDIX A

SUNSHINE HEART, INC.

2013 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN

ADOPTED BY BOARD OF DIRECTORS:  MARCH 13, 2013
APPROVED BY STOCKHOLDERS:              , 2013

1.                                      GENERAL.

(a)                                 Eligible Stock Award Recipients.  The persons eligible to receive Stock Awards are the Non-Employee Directors of the Company.

(b)                                 Available Stock Awards.  The Plan provides for the grant of the following Stock Awards: (i) Options, (ii) Stock Purchase Awards, (iii) Restricted Stock Awards, (iv) Stock Appreciation Rights, (v) Restricted Stock Unit Awards, and (vi) Other Stock Awards.

(c)                                  General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.                                      DEFINITIONS.  As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a)                                 “Affiliate” means (i) any corporation (other than the Company) in an unbroken ownership chain of corporations ending with the Company, provided each corporation in the unbroken ownership chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such ownership chain, and (ii) any corporation (other than the Company) in an unbroken ownership chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken ownership chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such ownership chain. The Board shall have the authority to determine (x) the time or times at which the ownership tests are applied, and (y) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(b)                                 “Board” means the Board of Directors of the Company.

(c)                                  “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(d)                                 “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e)                                  “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                                    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)                                there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto, as such, do not Own, directly or indirectly, either (A) outstanding voting securities representing more than sixty percent (60%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than sixty percent (60%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)                            the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv)                             there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)                                 individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, to the extent “Change in Control” is a payment trigger, and not merely a vesting trigger for a 409A Award, “Change in Control” will be defined in accordance with Treas. Reg. §1.409A-3(i)(5), and any such payments in respect of such 409A Award shall not occur until after the occurrence of such a “Change in Control” event.

(f)                                   “Code” means the Internal Revenue Code of 1986, as amended.

(g)                                 “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 3(c).

(h)                                 “Common Stock” means the common stock of the Company.

(i)                                    “Company” means Sunshine Heart, Inc., a Delaware corporation.

(j)                                    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k)                                 “Continuous Service” means that the Participant’s service with the Company or an Affiliate as a Director is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(l)                                    “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                                    a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)                                a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)                            the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)                             the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of this Plan, to the extent “Corporate Transaction” is a payment trigger, and not merely a vesting trigger for a 409A Award, “Corporate Transaction” will be defined in accordance with Treas. Reg. §1.409A-3(i)(5), and any such payments in respect of such 409A Award shall not occur until after the occurrence of such Corporate Transaction.

(m)                             “Director” means a member of the Board.

(n)                                 “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Notwithstanding the foregoing or any other provision of this Plan, to the extent “Disability” is a payment trigger, and not merely a vesting trigger for a 409A Award, “Disability” will be defined in accordance with Treas. Reg. §1.409A-3(i)(4).

(o)                                 “Effective Date” means the effective date of this Plan document, which is the date that this Plan is first approved by the Company’s stockholders.

(p)                                 “Eligible Committee Director” means a Director who either (i) is not a current Employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K “)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(q)                                 “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(r)                                  “Entity” means a corporation, partnership, limited liability company or other entity.

(s)                                   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)                                    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date of the Plan, as set forth in Section 13, is the Owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities.

(u)                                 “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows, provided that with respect to any Stock Award the Company intends to be a stock right exempt from the requirements of Code Section 409A, in either case, such determination shall be consistent with the requirements of Code Section 409A:

(i)                                    If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii)                                In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(v)                                 “Fully Diluted Shares” as of a date means an amount equal to the number of shares of Common Stock (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding Awards under the Plan and any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of Common Stock, in each as of the close of business of the Company on such date.  For purposes of calculating the number of Fully Diluted Shares: (x) if the number of shares subject to an outstanding Award is variable on the applicable date, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the maximum number of shares that could be received under such Award and (y) if two or more types of Awards are granted to a Participant in tandem with each other such that the exercise of one type of Award with respect to a number of shares cancels at least an equal number of shares of the other, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the largest number of shares that would be counted under either of the Awards.

(w)                               “409A Award” means any Stock Award that is treated as a deferral of compensation subject to the requirements of Section 409A of the Code.

(x)                                 “Non-Employee Director” means a Director who is not an Employee.

(y)                                 “Option” means a stock option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z)                                  “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(aa)                          “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

(bb)                          “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(cc)                            “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(dd)                          “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ee)                            “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ff)                              “Plan” means this Sunshine Heart, Inc. 2013 Non-Employee Directors’ Equity Incentive Plan.

(gg)                          “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(hh)                          “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ii)                                “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(jj)                                “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(kk)                          “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ll)                                “Securities Act” means the Securities Act of 1933, as amended.

(mm)                  “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

(nn)                          “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(oo)                          “Stock Award” means any right granted under the Plan, including an Option, a Stock Purchase Award, Restricted Stock Award, a Stock Appreciation Right, a Restricted Stock Unit Award, or any Other Stock Award.

(pp)                          “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(qq)                          “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(rr)                            “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(ss)                              “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

3.                                      ADMINISTRATION.

(a)                                 Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 3(c).

(b)                                 Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:

(i)                                    Determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how each Stock Award shall be granted; (C) what type or combination of types of Stock Award shall be granted; (D) the terms and conditions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)                                Construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award Agreement fully effective.

(iii)                            Settle all controversies regarding the Plan and Stock Awards granted under it.

(iv)                             Accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v)                                 Amend or terminate the Plan at any time as the Board deems necessary; provided, however, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law or applicable exchange listing requirements; and provided further that no rights under any Stock Award granted before any such amendment shall adversely affected unless consented to in writing by the affected Participant.

(vi)                             Amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion or any applicable laws or listing exchange requirements; provided that no rights under any outstanding Stock Award shall adversely affected unless consented to in writing by the affected Participant.

(vii)                         Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(c)                                  Delegation to Committee.

(i)                                    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)                                Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Eligible Committee Directors, in accordance with Rule 16b-3.

(d)                                 Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.                                      SHARES SUBJECT TO THE PLAN.

(a)                                 Share Reserve.  Subject to Section 11(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 300,000 shares (the “Share Reserve”).  In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2014 and ending on (and including) January 1, 2023, in an amount equal to two percent (2%) of the Fully Diluted Shares outstanding on December 31st of the preceding calendar year.  Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.  For clarity, the Share Reserve in this Section 4(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.  Accordingly, this Section 4(a) does not limit the granting of Stock Awards except as provided in Section 8(a).  Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)                                 Reversion of Shares to the Share Reserve. If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or

(iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, Stock Appreciation Right, or the issuance of shares under a Stock Purchase Award, Restricted Stock Award, or Restricted Stock Unit Award, the number of shares that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for subsequent issuance under the Plan.

(c)                                  Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company.

5.                                      ELIGIBILITY.  Only Non-Employee Directors may be granted Stock Awards under the Plan.

6.                                      OPTION PROVISIONS.  Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)                                 Term. No Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

(b)                                 Exercise Price. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(c)                                  Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) which the Board may permit in its discretion include:

(i)                                    by cash or check;

(ii)                                bank draft or money order payable to the Company;

(iii)                            pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iv)                             by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(v)                                 by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(vi)                             in any other form of legal consideration that may be acceptable to the Board; provided, however, that such form of consideration may not include deferred payment through the use of a promissory note.

(d)                                 Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i)                                    Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option upon the Optionholder’s request, provided that such transfer is in compliance with applicable tax and securities laws.

(ii)                                Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

(iii)                            Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(e)                                  Vesting Generally.  The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate.  The vesting provisions of individual Options may vary. The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f)                                   Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability or as of, or within twelve (12) months following a Change in Control), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g)                                 Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability or upon a Change in Control) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(h)                                 Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i)                                    Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j)                                    Termination for Cause.  Except as explicitly provided otherwise in an Optionholder’s Option Agreement, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(k)                                 Termination Upon or Following a Change in Control. In the event that an Optionholder’s Continuous Service terminates as of, or within twelve (12) months following a Change in Control, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) within such period of time ending on the earlier of (i) the date twelve (12) months following the effective date of the Change in Control (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

7.                                      PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)                                 Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)                                    Purchase Price.  At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii)                                Consideration.  At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (A) in cash or by check at the time of purchase, (B) by past or future services actually rendered to the Company or an Affiliate, or (C) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(iii)                            Vesting.  Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)                             Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (A) the Fair Market Value on the relevant date, or (B) the Participant’s original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following the Participant’s purchase of the shares of Common Stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v)                                 Transferability.  Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b)                                 Restricted Stock Awards.  Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Consideration. A Restricted Stock Award may be awarded in consideration for (A) past or future services actually rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)                                Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board, which may be tied to passage of time, achievement of specified performance conditions, or any combination of the two.

(iii)                            Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Award Agreement, upon the termination of a Participant’s Continuous Service, any shares of Restricted Stock that have not yet vested, or with respect to which all applicable restrictions or conditions have not yet lapsed, shall immediately be deemed forfeited.

(iv)                             Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)                                 Rights as a Stockholder.  Unless otherwise set forth in an applicable Restricted Stock Award Agreement, holders of shares of Restricted Stock shall have the right to vote such shares of Common Stock and the right to receive dividends or distributions (if any) declared or paid with respect to such shares of Common Stock.  All distributions, if any, received by a Participant with respect to Restricted Shares shall be subject to the restrictions applicable to the original Award.

(c)                                  Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)                                    Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)                                Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)                            Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)                             Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award after the vesting of such Restricted Stock Unit Award.

(v)                                 Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)                             Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii)                         Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(d)                                 Stock Appreciation Rights.  Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)                                    Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant.

(ii)                                Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right granted as a stand-alone or tandem Stock Award shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii)                            Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(iv)                             Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v)                                 Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi)                             Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii)                         Termination of Continuous Service. Except as otherwise provided in the Stock Appreciation Right Agreement, upon a Participant’s termination of Continuous Service for any reason (other than for Cause or as of or within twelve (12) months following a Change in Control), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii)                     Termination for Cause. Except as explicitly provided otherwise in an Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(ix)                             Termination Upon Change in Control. In the event that a Participant’s Continuous Service terminates as of, or within twelve (12) months following a Change in Control, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) within such period of time ending on the earlier of (i) the date twelve (12) months following the effective date of the Change in Control (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(x)                                 Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Stock Appreciation Rights will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

(e)                                  Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under

Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8.                                      COVENANTS OF THE COMPANY.

(a)                                 Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)                                 Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards;  provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.                                      USE OF PROCEEDS FROM SALES OF COMMON STOCK.  Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.                               MISCELLANEOUS.

(a)                                 No Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Stock Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(b)                                 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(c)                                  Withholding Obligations. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld.  At the discretion of the Board (or any Committee designated hereunder), such arrangements may include relinquishment of a portion of such benefit.  For the avoidance of doubt, the Participants shall have no legal right to own or receive any shares of Common Stock withheld from delivery for such purpose, and otherwise shall have no rights in respect of such shares of Common Stock whether as a stockholder or otherwise.  The Company shall have the power and the right to deduct or withhold from any other payments due to a Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan

(d)                                 Section 409A.  This Plan and any Stock Award granted hereunder are intended to comply with, or be exempt from, the provisions of Section 409A of the Code, and shall be interpreted and administered in a manner consistent with that intention.  To the extent that a Stock Award or payment, or the settlement or deferral thereof, is subject to Section 409A of the Code the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.  In no event will the Company be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of applicable of Section 409A of the Code.

(e)                                  Conditions to Issuance.  The Company shall not be required to sell, deliver or cause to be issued any shares of Common Stock under any Stock Award if the sale or issuance of such shares would constitute a violation by the Participant, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Common Stock subject to a Stock Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Common Stock may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Stock Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Stock Award.  Any determination in this connection by the Company shall be final, binding, and conclusive.  The Trust shall not be obligated to take any affirmative action in order to cause the exercise of any Option or the issuance of shares of Common Stock pursuant to the Plan to comply with any law or regulation of any governmental authority.

(f)                                   Not Benefit Plan Compensation.  Payments and other benefits received by a Participant under a Stock Award made pursuant to the Plan shall not be deemed a part of Participant’s compensation for purposes of determining the Participant’s benefits under any other benefit plans or arrangements provide by the Company or an Affiliate, except where the Board expressly provides otherwise in writing.

(g)                                 Other Actions.  Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or issue options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation, or association.

(h)                                 Electronic Delivery.  Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

11.                               ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)                                 Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), and (ii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)                                 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Options and Stock Appreciation Rights shall terminate immediately prior to the completion of such dissolution or liquidation.

(c)                                  Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

(i)                                    Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3.

(ii)                                Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)                            Stock Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)                             Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

(d)                                 Change in Control.  Notwithstanding anything to the contrary contained in Section 11(c) of the Plan, in the event that a Non-Employee Director is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, the outstanding Stock Awards of such Participant shall become fully vested and exercisable immediately prior to the effectiveness of such resignation (and contingent upon the effectiveness of the Change in Control). In addition, upon a Change in Control event described in Section 2(e)(i), 2(e)(ii), 2(e)(iii) or 2(e)(iv), each Stock Award held by a Participant whose Continuous Service has not terminated as of the date immediately prior to the effective date of such Change in Control shall automatically become fully vested (and any reacquisition or repurchase rights held by the Company with respect to the shares of Common Stock subject to such acceleration shall lapse in full, as appropriate) and, if applicable, each such Stock Award shall become immediately exercisable in full. In addition, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control described in Section 2(e)(v) as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

(e)                                  Parachute Payments.

(i)                                    If the acceleration of the vesting and exercisability of Stock Awards provided for in Sections 11(c) and 11(d), together with payments and other benefits of a Participant (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 11(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Participant in full, or (2) provided to such Participant as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

(ii)                                The Company shall appoint a nationally recognized independent accounting firm (the “Accountant”) to make the determinations required hereunder, which accounting firm shall not then be serving as accountant or auditor for the individual, entity or group that effected the Change in Control. The Company shall bear all costs and expenses with respect to the determinations the Accountant may reasonably incur in connection with any calculations contemplated by this Section 11(e).

(iii)                            Unless the Company and such Participant otherwise agree in writing, any determination required under this Section 11(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date that triggers the Payment or a portion thereof):  (A) reduction of cash payments; (B) cancellation of accelerated vesting of Options and other Stock Awards; and (C) reduction of other benefits paid to the Participant. If acceleration of vesting of Stock Awards is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of the Stock Awards (i.e., the earliest granted Stock Award cancelled last) unless the Participant elects in writing a different order for cancellation.

(iv)                             For purposes of making the calculations required by this Section 11(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Participant shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination.

(v)                                 If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Participant is liable for the Excise Tax as a result of the Payment, then the Participant shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Participant challenges the final IRS determination, a final judicial determination, a portion of the Payment (the “Repayment Amount”).  The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Participant’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Participant’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

(vi)                             Notwithstanding any other provision of this Section 11(e), if (A) there is a reduction in the Payment as described above, (B) the IRS later determines that the Participant is liable for the Excise Tax, the payment of which would result in the maximization of the Participant’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (C) the Participant the Excise Tax, then the Company shall pay or otherwise provide to the Participant that portion of the Payment that was reduced pursuant to this Section 11(e) contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Participant’s net after-tax proceeds with respect to the Payment are maximized.

(vii)                         If the Participant either (A) brings any action to enforce rights pursuant to this Section 11(e), or (B) defends any legal challenge to his or her rights under this Section 11(e), the Participant shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Participant, the court finds that the action was brought in good faith.

12.                               TERMINATION OR SUSPENSION OF THE PLAN.

(a)                                 Plan Term. Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)                                 No Impairment of Rights. Termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

13.                               EFFECTIVE DATE OF PLAN.  This Plan shall become effective on the Effective Date.

14.                               COMPLETE STATEMENT OF PLAN.  This document is a complete statement of the Plan.

15.                               CHOICE OF LAW.  The law of the State of Minnesota shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

ANNUAL MEETING OF STOCKHOLDERS OF SUNSHINE HEART, INC. May 23, 2013 3:30 p.m. U.S. Central Daylight Time (May 24, 2013 6:30 a.m. Australian Eastern Standard Time) NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.sunshineheart.com/investors Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of the Class III directors identified in the accompanying proxy statement, each for a three-year term. O John L. Erb O Gregory D. Waller 2. Approval of our 2013 Non-Employee Directors' Equity Incentive Plan. 3. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunshine Heart, Inc. for the fiscal year ending December 31, 2013. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Annual Meeting of Stockholders and the 2012 Annual Report to Stockholders.The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Annual Meeting of Stockholders and the 2012 Annual Report to Stockholders. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20233000000000001000 6 052313 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of the Class III directors identified in the accompanying proxy statement, each for a three-year term. O John L. Erb O Gregory D. Waller 2. Approval of our 2013 Non-Employee Directors' Equity Incentive Plan. 3. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunshine Heart, Inc. for the fiscal year ending December 31, 2013. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Annual Meeting of Stockholders and the 2012 Annual Report to Stockholders.The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Annual Meeting of Stockholders and the 2012 Annual Report to Stockholders. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF SUNSHINE HEART, INC. May 23, 2013 3:30 p.m. U.S. Central Daylight Time (May 24, 2013 6:30 a.m. Australian Eastern Standard Time) INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 6:29 a.m. U.S. Central Daylight Time on May 23, 2013 (9:29 p.m. Australian Eastern Standard Time on May 23, 2013) MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20233000000000001000 6 052313 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.sunshineheart.com/investors MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 SUNSHINE HEART, INC. 12988 Valley View Road Eden Prairie, MN 55344 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints David A. Rosa and Jeffrey S. Mathiesen as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Sunshine Heart, Inc. held of record by the undersigned on April 12, 2013, at the Annual Meeting of Stockholders to be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, on Thursday, May 23, 2013 at 3:30 p.m. U.S. Central Daylight Time (May 24, 2013 at 6:30 a.m. Australian Eastern Standard Time), or any adjournment or postponement thereof. (Continued and to be signed on the reverse side)